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                                                       Deutsche Asset Management

                                                           Mutual Fund
                                                              Semi-Annual Report
                                                               February 28, 2002

                                                         Class A, B and C Shares

Top 50 World Fund
Top 50 Europe Fund
Top 50 Asia Fund
European Mid-Cap Fund
Japanese Equity Fund

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Deutsche Investors Funds, Inc.
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TABLE OF CONTENTS

              LETTERS TO SHAREHOLDERS AND PERFORMANCE COMPARISONS ........ 3
              ADDITIONAL PERFORMANCE INFORMATION .........................22

              DEUTSCHE INVESTORS FUNDS, INC.
                 Statements of Assets and Liabilities ....................24
                 Statements of Operations ................................26
                 Statements of Changes in Net Assets .....................28
                 Financial Highlights ....................................30
                 Notes to Financial Statements ...........................45

              DEUTSCHE INVESTORS PORTFOLIOS TRUST
                 Schedules of Portfolio Investments ......................50
                 Statements of Assets and Liabilities ....................58
                 Statements of Operations ................................60
                 Statements of Changes in Net Assets .....................62
                 Financial Highlights ....................................64
                 Notes to Financial Statements ...........................67

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               The Funds are not insured by the FDIC and are not
               deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
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Deutsche Investors Funds, Inc.
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LETTERS TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present you with this combined semi-annual report for the:
o Top 50 World Fund
o Top 50 Europe Fund
o Top 50 Asia Fund
o European Mid-Cap Fund, and
o Japanese Equity Fund.

In the pages that follow, you will find detailed reviews of the markets, the Portfolios in which your Funds invest, and the outlooks of our Portfolio management teams. Included are complete financial summaries of the Funds' operations for the six months ended February 28, 2002 and listings of the Portfolios' holdings.

Four of the five Funds discussed in this report outperformed their respective benchmarks for the semi-annual period ended February 28, 2002. Still, the past six months have clearly been a trying period for many investors. As the Funds' new fiscal year began, the devastating events of September 11th stunned and saddened us all. Then, as some sense of order began to return in the aftermath of such catastrophe, we were faced with headlines about the Enron collapse, about economic recession and more. It is tempting to want to do something.

Emotion-driven investment decisions, however, can lead to regret. It is important to take the time to understand the latest news in the context of your own long-term investment plan and to evaluate current events based on your own investment style and strategy. Take into account your investment time horizon, your objectives and your willingness to endure the inevitable and periodic downturns in the markets. In a day of constant financial news coverage, maintaining a long-term investment perspective is not easy--but perhaps that is why it has proven to be so rewarding.

As the second half of the Funds' fiscal year begins, the headlines have already changed. The global economy is exhibiting early signs of recovery, there is no indication that 'Enronitis' is even close to epidemic, the multi-national coalition is winning the war against terrorism and the outlook for corporate earnings has begun to improve.

Whatever the latest news, discipline, judgment and a focus on fundamentals are crucial for both Deutsche Asset Management as high-quality investment managers and for our mutual fund investors. As such, please take note that the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund and European Mid-Cap Fund are scheduled to be closed during the summer of 2002. We thank you for your interest in these Funds and look forward to serving your investment needs through our broad range of specialized mutual funds for many years ahead.

Sincerely,

/S/ KLAUS KALDEMORGEN

Klaus Kaldemorgen
on behalf of the Portfolio Management Teams
February 28, 2002

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TOP 50 WORLD FUND

FUND PERFORMANCE
For the semi-annual period, the Fund outperformed its benchmark, the MSCI World Index. The Fund's Class A shares produced a return of -1.19% (excluding sales charges) for the six months ended February 28, 2002, as compared to -4.85% for the MSCI World Index. The Fund's Class B and Class C Shares each produced semi-annual returns of -1.55% (excluding sales charges). The Lipper Global Equity Funds Average returned -3.98% for the semi-annual period.

The Fund's performance was primarily due to rather defensive positioning during the semi-annual period and to strong stock selection. For example, when the world equity markets fell steeply following the September 11th terrorist attacks on the US, the Fund was sitting with a relatively high cash position. During September, we also switched out of the US' Broadcom, a semiconductor stock whose weighting we had already significantly reduced earlier during 2001, and purchased France's Aventis. Aventis is a pharmaceutical company that we believe has strong growth potential with few negative factors, such as product pipeline or patent challenges,

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LETTERS TO SHAREHOLDERS

and thus helped position the Fund more defensively. Similarly, in October, we replaced the US' WorldCom with medical company Pharmacia. We believe that WorldCom's earnings potential is limited and that it faces increasing competition in the long distance phone business. Pharmacia was attractively valued and should benefit from positive product news in the coming months. Other Health Care companies in the Portfolio reported earnings in line with estimates over the semi-annual period, including Abbott Labs, Johnson & Johnson, Pfizer and Bristol-Myers Squibb.

Crude oil prices declined over the period, trading at near two-year lows in October and November, as demand from industry and airlines declined and uncertainty regarding OPEC production cuts continued. We took advantage of weak oil stock prices to re-build positions in the Energy sector. While declining oil prices weighed on the earnings of companies such as Chevron, Texaco and BP, the Fund maintained positions in these companies as well as in TotalFinaElf, ExxonMobil and Shell, given our positive outlook for global economic recovery later in 2002.

Toward the end of 2001, we took profits in selected stocks that had performed well. In November, we reduced the Fund's position in DaimlerChrysler to take advantage of its significant price move over the previous few months and because sales in the US had declined. We also realized some profits in Intel after a 50% price move since September 2001. In December, after a good run in Cable & Wireless, we decided to sell, as we felt that further upside in the stock was limited. We replaced the UK's Cable & Wireless with Boeing, which we expect will recover some of the losses it suffered following the terrorist attacks on America given its ongoing leadership position within the defense industry.

In February, Walt Disney Co. performed particularly well, impressing the equity markets when the US Supreme Court agreed to review its copyright protection for Mickey Mouse, due to end in 2003. The company had earlier painted a cautious outlook for the future of its theme parks.

We continued to seek global blue chip companies that dominated their respective industries, that demonstrated strong market position, exceptional ability to compete worldwide and excellent growth potential, and that were poised to benefit from powerful long-term trends in the world economy. Such trends include strong population growth in emerging markets, aging populations in industrialized nations, transitions to an information/ communication society, expanding markets for brand-name products, and growing oil/energy consumption worldwide. We stayed disciplined to our quality-oriented approach throughout the semi-annual period, focusing on strong, growing companies in established industries and carefully monitoring the ever-shifting group of top 50 companies in the world.

INVESTMENT ENVIRONMENT
Overall, the semi-annual period was not a good one for world equity markets, as the MSCI World Index and virtually all of the major country indices for the US, Japan, Germany, and elsewhere experienced weakness and volatility.

AS THE FISCAL YEAR BEGAN, EQUITY MARKETS WERE SHOCKED ALONG WITH THE REST OF THE WORLD BY THE TERRORIST ATTACKS ON AMERICA ON SEPTEMBER 11TH. Following the attacks, the US equity markets remained closed from September 11th through 14th. European and Asian markets remained open, but each fell 15% to 20% in US dollar terms in those four days, as measured by the MSCI Europe Index and MSCI Pacific ex-Japan Index, respectively. US equity markets re-opened sharply lower on September 17th, with the Dow Jones Industrial Average falling approximately 7% on that day, the S&P 500 Index falling about 5% and the NASDAQ Composite Index declining approximately 6%. Investors were concerned that the attacks would lead the already weak US economy into a prolonged recession by damaging both certain industries and consumer confidence. Not surprisingly, companies within industries directly impacted by the September 11th tragedy tumbled, including airlines and insurance companies, while industries whose business might be positively affected in the aftermath of the attacks rose, including defense

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LETTERS TO SHAREHOLDERS

contractors and telecommunications services. The US Federal Reserve Board and European Central Bank each lowered interest rates by 0.50% in September and pumped billions of dollars into global financial markets for liquidity.

MOST MAJOR EQUITY INDICES PERFORMED WELL IN THE FOURTH CALENDAR QUARTER OF 2001, RECOVERING MUCH OF THE LOSSES OF SEPTEMBER AND PREVIOUS MONTHS. Early in October, the Federal Reserve Board cut interest rates by an additional 0.50%. This, a number of better than expected US economic reports and various upbeat comments from several company executives regarding the business environment contributed to the positive tone. In October alone, the NASDAQ Composite Index gained 12.8%, Germany's DAX Index returned 5.8% and Japan's Nikkei 225 Index gained 6.1%. In November, the NASDAQ Composite Index gained 14.2%, Germany's DAX Index returned 9.4% and Japan's Nikkei 225 Index gained 3.2%. Early in November, the Federal Reserve Board had cut interest rates for the tenth time that year, bringing interest rates to the lowest level in forty years. This was followed by interest rate cuts by the European Central Bank and the Bank of England. December was a relatively quiet month in the equity markets, although most major equity indices still made modest gains. The NASDAQ Composite Index gained 1.03%, and Germany's DAX Index was up 3.4% for December. Japan's Nikkei 225 Index declined 1.45% for the month, as Japanese business confidence was shown to be at its lowest level in three years. The Federal Reserve Board cut interest rates once again, bringing the targeted federal funds rate to 1.75%. (All figures are in US dollar terms.)

THE WORLD EQUITY MARKETS BEGAN THE NEW YEAR POSITIVELY, BUT GRADUALLY GAVE UP THESE GAINS OVER JANUARY AND FEBRUARY 2002. The US and European equity markets were down only modestly during January, but Japan's Nikkei 225 Index was among the worst performers due to further negative economic news and ongoing concerns about the Banking sector in particular. Mixed economic data in the US added to the volatility in the markets, as did cautious comments regarding business outlook from some companies. The nervousness was also fueled by concerns over Argentina and various instances of suspected accounting irregularities among some US firms, prompted by the Enron scandal. Despite positive US economic data in February suggesting that an economic recovery is on the way--including strong retail sales and Gross Domestic Product (GDP), most of the world's major equity indices fell during the month. This time, however, Japan's equity market was among the best performers.

REGIONALLY, ASIAN AND PACIFIC RIM MARKETS OUTPERFORMED THE EUROPEAN EQUITY MARKETS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002. With a return of -1.69% for the semi-annual period, the US market, as measured by the S&P 500 Index, outperformed the European markets, as measured by the MSCI Europe Index, and Japanese market, as measured by the MSCI Japan Index, but underperformed the Pacific ex-Japan markets as a whole, as measured by the MSCI Pacific ex-Japan Index. Within the world regions, Germany's DAX returned -2.87% in US dollar terms for the semi-annual period. In Japan, the Nikkei 225 Index lost 1.17% of its value in US dollar terms over the six months.

 TEN LARGEST STOCK HOLDINGS
 As of February 28, 2002
 (percentages are based on total net assets of the Portfolio)

   Total Fina Elf SA                             2.42%
   Schlumberger Ltd. NV                          2.41
   Allianz AG                                    2.39
   Aventis SA                                    2.28
   ExxonMobil Corp.                              2.12
   BP Amoco Plc                                  2.11
   LVMH Moet Hennessy Louis Vuitton              2.05
   Proctor & Gamble Co.                          2.02
   Sony Corp.                                    1.98
   ChevronTexaco Corp.                           1.98

LOOKING AHEAD
In our view, clear signs of an economic slowdown remain evident around the globe, although we believe that leading indicators may begin to signal a recovery for mid-year 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place--namely, higher interest rates and energy prices, both of which have gone into reverse.

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LETTERS TO SHAREHOLDERS

There is a general view, held by Federal Reserve Board Chairman Alan Greenspan, that general inventory levels in the US economy are too low--below historical averages and below so-called 'maintenance' levels. We agree with this view and thus see an increase in industrial activity over the next few months. This increased output should have a positive effect on US GDP growth even if final demand remains flat. We, however, believe that end-user demand will be slightly positive, adding to the optimistic economic outlook for the US. In fact, recent reports indicate that the US economy has roared back to life sooner than expected and that the improvement is broadly based. We expect that this healthy upswing will extend into 2003, with US GDP growth projected to come in at about 4.0%. Other data supporting our view of secular improvement includes improved productivity numbers. In all, we are optimistic that inflation will remain low, corporate earnings will grow stronger, and the US dollar will maintain its strength. Increased business costs, on the other hand, may temper this outlook in the near term.

In Europe, there is mounting evidence that the impact of the recent US and global economic slowdown is being felt in its industrial production and external trade balance. There is also some skepticism from foreigners regarding the politics and cohesion of the Economic and Monetary Union. However, while Europe as a region has struggled of late, global monetary easing, inventory adjustments, tax reductions and abating inflation are expected to help boost corporate profitability. Also, the recent formal introduction of the euro creates a level playing field for all companies and increases competitive pressures and thus corporate productivity and efficiency. Pension reforms instituted by several nations, including Germany and Italy, are also a positive in that they encourage increased investor savings. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward.

The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Prime Minister Koizumi can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) In our view, for the Japanese economy as well as its equity market to show a sustainable upturn, we need to see a number of reforms from the Japanese government that address the problems of cross shareholdings, problem loans and pension underfunding. We also need to see, in our opinion, an effective policy by the Bank of Japan to stop the deflation (ie a decline in the prices of goods and services). Under the current stance of the Bank of Japan, the yen should stay comparatively strong over the short term due to certain technical and seasonal factors, but may weaken again from summer onwards.

Elsewhere in Asia, the outlook is more positive. We believe that should the US economic recovery take hold during the second half of 2002 as anticipated, then those equity markets heavily driven by exports and the Information Technology sector may benefit. Most prominently, these markets include Taiwan and South Korea. We are also bullish on certain domestic sectors, such as Consumer Staples, in China and India. Both of these nations are experiencing high Gross Domestic Product (GDP) growth. Also, both of these nations have closed economies and are thus more dependent on domestic growth and more insulated from global economic and political events.

That said, it is our view that investors will favor more cyclical, industrial stocks over the next several quarters in anticipation of a global economic upswing.

Sincerely,


/S/ KLAUS KALDEMORGEN
/S/ RAINER VERMEHREN

Klaus Kaldemorgen
Rainer Vermehren
on behalf of the Portfolio Management Team
February 28, 2002

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PERFORMANCE COMPARISON 1

Top 50 World Fund--Class A Shares, MSCI World Index and Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since inception)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

                   Top 50 World                           Lipper Global Equity
                  Class A Shares      MSCI World Index       Funds Average
10/2/97              10,000               10,000                  10,000
10/31/97              9,456                9,472                   9,381
11/30/97              9704                 9,638                   9,420
12/31/97              9,840                9,753                   9,527
1/31/98              10,008               10,024                   9,627
2/28/98              10,776               10,700                  10,315
3/31/98              10,912               11,151                  10,839
4/30/98              11,000               11,258                  10,990
5/31/98              11,128               11,115                  10,858
6/30/98              11,576               11,377                  10,925
7/31/98              11,560               11,357                  10,891
8/31/98               9,880                9,840                   9,244
9/30/98              10,200               10,013                   9,323
10/31/98             11,096               10,916                   9,929
11/30/98             11,840               11,563                  10,496
12/31/98             12,566               12,126                  11,023
1/31/99              12,744               12,391                  11,277
2/28/99              12,445               12,060                  10,943
3/31/99              13,352               12,560                  11,337
4/30/99              13,789               13,054                  11,865
5/31/99              13,271               12,575                  11,533
6/30/99              13,845               13,160                  12,207
7/31/99              13,854               13,119                  12,217
8/31/99              14,048               13,094                  12,209
9/30/99              13,748               12,965                  12,120
10/31/99             14,704               13,637                  12,653
11/30/99             15,238               14,019                  13,630
12/31/99             16,398               15,152                  15,298
1/31/00              15,835               14,282                  14,657
2/29/00              16,023               14,319                  15,738
3/31/00              16,602               15,307                  15,993
4/30/00              15,908               14,658                  15,039
5/31/00              15,198               14,286                  14,468
6/30/00              16,055               14,764                  15,111
7/31/00              15,467               14,346                  14,734
8/31/00              15,868               14,811                  15,440
9/30/00              14,937               14,022                  14,602
10/31/00             14,300               13,785                  14,095
11/30/00             13,336               12,947                  13,064
12/31/00             13,485               13,155                  13,465
1/31/01              13,553               13,414                  13,665
2/28/01              12,408               12,279                  12,495
3/31/01              11,400               11,464                  11,496
4/30/01              12,095               12,306                  12,335
5/31/01              11,942               12,134                  12,212
6/30/01              11,629               11,768                  11,902
7/31/01              11,425               11,611                  11,599
8/31/01              10,671               11,052                  11,115
9/30/01               9,756               10,076                  10,017
10/31/01             10,196               10,269                  10,290
11/30/01             10,798               10,875                  11,085
12/31/01             10,866               10,942                  11,292
1/31/02              10,569               10,609                  10,968
2/28/02              10,544               10,516                  10,929


                                                         CUMULATIVE TOTAL RETURNS      AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        6 Months    1 Year    3 Years       Since    1 Year   3 Years        Since
   February 28, 2002                                                  Inception 2                      Inception 2
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
 Top 50 World Fund
   Class A Shares                        (1.19)%   (15.03)%   (15.27)%      5.44%     (15.03)%   (5.38)%     1.21%
   Class B Shares                        (1.55)%   (15.70)%   (17.16)%     (7.85)%    (15.70)%   (6.08)%    (2.12)%
   Class C Shares                        (1.55)%   (15.70)%      n/a      (31.53)%    (15.70)%     n/a     (19.49)%
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 MSCI World Index 3                      (4.85)%   (14.32)%   (12.80)%      5.16%     (14.32)%   (4.46)%     1.15%
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 Lipper Global Equity Funds Average 4    (3.98)%   (14.69)%     1.95%       9.29%     (14.69)%    0.22%      1.68%
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
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THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002, INCLUDING THE
MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (19.70)%, SINCE INCEPTION (0.08)%; CLASS B SHARES--ONE-YEAR (19.92)%, SINCE INCEPTION (2.89)%; CLASS C SHARES--ONE-YEAR (16.55)%, SINCE INCEPTION (19.49)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on a fund distribution or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Class A Shares October 2, 1997, Class B Shares
  May 4, 1998, Class C Shares May 31, 2000. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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LETTERS TO SHAREHOLDERS

TOP 50 EUROPE FUND

FUND PERFORMANCE
For the semi-annual period, the Fund underperformed its benchmark, the MSCI Europe Index. The Fund's Class A shares produced a return of -9.65% (excluding sales charges) for the six months ended February 28, 2002, as compared to -6.11% for the MSCI Europe Index. The Fund's Class B and Class C shares produced semi-annual returns of -9.93% and -10.06% (excluding sales charges), respectively. The Lipper European Region Funds Average returned -6.61% for the semi-annual period.

The Fund's performance was primarily due to its exposure to the Financial Services sector, especially banks and insurance stocks, which were particularly hurt in the aftermath of the September 11th terrorist attacks in the US. Energy stocks also suffered during much of the period, as oil prices declined. A gradual shift away from defensive companies in the pharmaceutical, oil, utilities and food retail industries toward cyclical industries, such as semiconductors, retail, media and industrials helped Fund performance. These cyclical stocks generally outperformed, as they are anticipated to profit first from the expected upturn of the global economy. The Fund also maintained a higher than average cash position, looking to take selective advantage of low valuations to increase positions again in high quality companies. Still these strategies were not enough to completely offset the impact of an out-of-favor Financial Services sector.

Strong stock selection across the market sectors benefited the Fund. We continued to seek Europe's market-leading companies that dominate their respective industries within Europe, that are participating in opportunities resulting from Economic and Monetary Union (EMU), and that are committed to creating shareholder value in this new EMU frontier. In September, we established a Fund position in Sudzucker, a leading European sugar producer with what we believe to be strong and focused management, good earnings visibility and moderate valuation. We sold the Fund's holdings in Finnish Telecommunications company Sonera, as the company did not reach its financial targets. In the fourth calendar quarter of 2001, we sold the Fund's holdings in Germany's SGL Carbon, as we saw no further price potential in its stock. We purchased shares of Diageo, a UK company that our research shows has strong management and a focus on shareholder value. Diageo owns the Burger King restaurant chain, markets food products under such brand names as Haagen Dazs and Green Giant and is the world's #1 maker of liquor products. We replaced the Fund's holdings in Switzerland's Novartis and the United Kingdom's British Telecom with Swiss pharmaceutical company Roche and technology company STM, Europe's biggest semiconductor producer.

In the first months of 2002, we reduced or sold the Fund's positions in Germany's Deutsche Pfandbrief-und Hypothekenbank, the United Kingdom's Celltech, Sweden's Ericsson and the Netherlands' Royal Dutch. We redeployed these assets into built-up or new positions in French money center bank BNP Paribas, France's Technip-Coflexip, Europe's biggest oil services company, the United Kingdom oil company BP, and the Netherlands' ASML, the world's leading semiconductor equipment supplier. Each of these companies demonstrated some combination of strong upstream earnings growth, good shareholder-oriented management, improved order outlook and high quality products. We believe such a combination should, in turn, lead to high profitability for these companies in the next years.

INVESTMENT ENVIRONMENT
As measured by the MSCI Europe Index, Europe overall declined 6.11% in US dollar terms during the semi-annual period ended February 28, 2002, as European stocks could not escape the general downturn in international equities. Equity market volatility remained high throughout.

AS THE SEMI-ANNUAL PERIOD BEGAN IN SEPTEMBER 2001, THE EUROPEAN STOCK MARKETS TOOK A HEAVY HIT DUE TO THE RATHER GLOOMY GLOBAL ECONOMIC OUTLOOK FOLLOWED BY THE SHOCK OF THE TERRORIST ATTACKS ON THE US. Banks, insurance companies and cyclical companies lost ground. Thanks to orchestrated interest rate cuts by the US Federal Reserve Board and other central banks as well as an economic stimulation package by the US government, European stocks began to recover toward the end of September, but still posted a net loss for the month. In this more risk-averse environment, larger-cap stocks performed better than less liquid, small and medium-sized stocks.

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LETTERS TO SHAREHOLDERS

THE FOURTH CALENDAR QUARTER OF 2001 WAS GENERALLY GOOD FOR EUROPEAN EQUITY MARKETS. Although expectations for a global economic recovery in 2002 were set back by the tragic events in the US, it appeared that most of the negative factors had largely been priced in, so that an end to the recession in 2002 was already anticipated. Cyclical stocks performed best, as investors looked to industries such as semiconductors, engineering, automotive, retailers, and industrials to profit first from a turnaround in the US and global economies. Certain bombed-out Technology, Media and Telecommunications (TMT) stocks also performed well in the last part of 2001. Shares from more defensive sectors underperformed.

THE EUROPEAN EQUITY MARKETS DID NOT FULFILL THE HOPES FOR A NEW YEAR RALLY, AS EUROPEAN EQUITIES FELL 5.24% FOR THE MONTHS OF JANUARY AND FEBRUARY 2002, AS MEASURED BY THE MSCI EUROPE INDEX. The performance of the market was highly selective. In part, the markets were impacted by the accounting discussion in the wake of the Enron disaster. On the other hand, more conservative and value-oriented stocks gained. Oil stocks improved after oil prices stabilized and the economic recovery worldwide looked as if it were underway. Cyclical consumer stocks were in demand. Telecommunications companies and Financials remained out of favor.

 TEN LARGEST STOCK HOLDINGS
 As of February 28, 2002
 (percentages are based on total net assets of the Portfolio)

   Aventis SA                                    3.76%
   Total Fina Elf SA--B                          3.41
   Siemens AG                                    3.40
   Elsevier NV                                   2.76
   Vodafone Group PLC                            2.70
   Nokia OYJ                                     2.67
   LVMH Moet Hennessy Louis Vuitton SA           2.49
   Commerzbank AG                                2.47
   BASF AG                                       2.36
   Vivendi Universal                             2.30

LOOKING AHEAD
Overall, we are moderately positive in our outlook for global economic recovery, as measures initiated by the major central banks in the aftermath of September 11th to stimulate economic growth seem to be taking hold. Early indicators include higher global productivity numbers than anticipated and the National Association of Purchasing Managers (NAPM) report that showed new orders to be strengthening. The major risks that may delay the economic recovery past 2002 are political, ie the progress of the Afghanistan conflict and the potential for additional terrorist attacks, and corporate, ie 'Enronitis,' wherein fears regarding other companies' accounting irregularities and the unwinding of pension fund holdings impact investor sentiment.

In Europe, there is mounting evidence that the impact of the recent US and global economic slowdown is being felt in its industrial production and external trade balance. There is also some skepticism from foreigners regarding the politics and cohesion of the EMU. However, while Europe as a region has struggled of late, global monetary easing, inventory adjustments, tax reductions and abating inflation are expected to help boost corporate profitability. Valuations for most European companies are attractive medium term, and we expect a more favorable environment for equities this year. Further, restructuring efforts are ongoing, thus we do expect a rebound in corporate earnings, especially in 2003. Also, the recent formal introduction of the euro creates a level playing field for all companies and increases competitive pressures and thus corporate productivity and efficiency. Pension reforms instituted by several nations, including Germany and Italy, are also a positive in that they encourage increased investor savings. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward.

Sincerely,

/S/ KLAUS MARTINI
/S/ UDO ROSENDAHL

Klaus Martini
Udo Rosendahl
on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Top 50 Europe Fund--Class A Shares, MSCI Europe Index and
Lipper European Region Funds Average
Growth of a $10,000 Investment (since inception)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

                   Top 50 Europe                         Lipper European Regions
                  Class A Shares      MSCI World Index       Funds Average
10/2/97               10,000             10,000                 10,000
10/31/97               9,680             10,000                 10,000
11/30/97               9,688             10,156                 10,089
12/31/97               9,808             10,530                 10,303
1/31/98               10,128             10,971                 10,688
2/28/98               10,712             11,831                 11,551
3/31/98               11,104             12,677                 12,462
4/30/98               11,376             12,925                 12,786
5/31/98               12,008             13,190                 13,204
6/30/98               12,080             13,338                 13,193
7/31/98               12,136             13,605                 13,439
8/31/98               10,424             11,896                 11,568
9/30/98                9,592             11,424                 10,926
10/31/98              10,608             12,341                 11,672
11/30/98              10,608             13,001                 12,263
12/31/98              10,824             13,574                 12,720
1/31/99               10,720             13,489                 12,826
2/28/99               10,432             13,151                 12,448
3/31/99               10,384             13,298                 12,477
4/30/99               10,744             13,697                 12,802
5/31/99               10,216             13,042                 12,298
6/30/99               10,560             13,265                 12,605
7/31/99               10,760             13,391                 12,748
8/31/99               10,720             13,531                 12,837
9/30/99               10,616             13,429                 12,788
10/31/99              11,032             13,926                 13,206
11/30/99              11,664             14,305                 14,013
12/31/99              13,048             15,774                 15,737
1/31/00               12,720             14,654                 15,060
2/29/00               14,064             15,422                 16,829
3/31/00               13,944             15,798                 16,648
4/30/00               13,200             15,105                 15,751
5/31/00               13,056             14,984                 15,456
6/30/00               13,080             15,309                 15,793
7/31/00               13,352             15,067                 15,670
8/31/00               13,176             14,894                 15,686
9/30/00               12,584             14,200                 14,884
10/31/00              12,320             14,095                 14,477
11/30/00              11,640             13,554                 13,719
12/31/00              12,420             14,492                 14,638
1/31/01               12,396             13,806                 14,623
2/28/01               11,505             12,598                 13,499
3/31/01               10,427             11,652                 11,812
4/30/01               11,205             12,468                 12,573
5/31/01               10,605             11,708                 12,038
6/30/01               10,241             11,306                 11,614
7/31/01               10,046             11,334                 11,544
8/31/01                9,820             11,039                 11,324
9/30/01                8,661              9,937                 10,101
10/31/01               8,847             10,253                 10,408
11/30/01               9,244             10,665                 10,808
12/31/01               9,414             10,938                 11,043
1/31/02                8,888             10,367                 10,571
2/28/02                8,872             10,365                 10,654


                                                        CUMULATIVE TOTAL  RETURNS     AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        6 Months    1 Year    3 Years       Since    1 Year   3 Years        Since
   February 28, 2002                                                  Inception 2                      Inception 2
------------------------------------------------------------------------------------------------------------------
 Top 50 Europe Fund
   Class A Shares                        (9.65)%   (22.89)%   (14.96)%  (11.28)%    (22.89)%   (5.26)%    (2.68)%
   Class B Shares                        (9.93)%   (23.41)%   (16.81)%  (22.73)%    (23.41)%   (5.95)%    (6.37)%
   Class C Shares                       (10.06)%   (23.53)%   (16.93)%  (15.93)%    (23.53)%   (6.00)%    (4.85)%
------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3                     (6.11)%   (16.83)%   (16.78)%    3.65%     (16.83)%   (5.94)%     0.81%
------------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 4  (6.61)%   (19.11)%    (8.00)%    6.54%     (19.11)%   (3.23)%     1.05%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (27.13)%, SINCE INCEPTION (3.92)%; CLASS B SHARES--ONE-YEAR (27.24)%, SINCE INCEPTION (7.09)%; CLASS C SHARES--ONE-YEAR (24.29)%, SINCE INCEPTION (4.85)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on a fund distribution or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Class A Shares October 2, 1997, Class B Shares
  March 30, 1998, Class C Shares September 2, 1998. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

TOP 50 ASIA FUND

FUND PERFORMANCE
For the semi-annual period, the Fund outperformed its benchmark, the MSCI Pacific Ex-Japan Index. The Fund's Class A shares produced a return of 12.75% (excluding sales charges) for the six months ended February 28, 2002, as compared to 2.08% for the MSCI Pacific Ex-Japan Index. The Fund's Class B and Class C shares produced semi-annual returns of 12.31% and 12.30% (excluding sales charges), respectively. It should be noted that the MSCI Pacific Ex-Japan Index does not reflect the entirety of the Fund's investment universe, since, unlike the Index, the Fund invests in Japanese equities. The Lipper Pacific Region Funds Average returned -3.26% for the semi-annual period.

The Fund's performance was primarily due to strong stock selection, to an underweighting in Japan and to an increased weighting in South Korea. Also, the Information Technology sector, where the Fund continued to invest 15% to 25% of its assets, rallied back somewhat during the fourth quarter of 2001. Finally, the Fund benefited from a strategic shift toward certain cyclical sectors, such as industrials and semiconductors, which generally outperformed during the early months of 2002, as they are expected to be among the first to profit from a global economic turnaround. Within the semi-annual period, performance was volatile, with few stock names appearing on the 'best performing' list two months in a row. Weaker performers in the Portfolio included the Philippines' Benpres Holdings, a Financial Services company and Taiwan's Acer Inc., an Information Technology company. The Fund's most significant purchase over the period was CNOOC Ltd. CNOOC is a global exploration and production company focused on the development of China's offshore oil and gas reserves.

Throughout, we continued to seek Asia's highest quality companies that we believe are best poised to capitalize on the competitive positioning of their country, that tap Asia's growth potential, and that will lead their respective industries within Asia.

INVESTMENT ENVIRONMENT
As a whole, Asia ex-Japan rose 2.08% in US dollar terms, as measured by the MSCI Pacific Ex-Japan Index, and Japan, as measured by the MSCI Japan Index, declined 18.13% in US dollar terms during the semi-annual period. For the six months ended February 28, 2002, the Asian equity markets, excluding Japan, outperformed other world markets, including that of the US, as measured by the S&P 500 Index, and Europe, as measured by the MSCI Europe Index.

AS A RESULT OF THE TERRORIST ATTACKS ON THE US ON SEPTEMBER 11TH, ASIA EX-JAPAN EQUITY MARKETS EXPERIENCED ONE OF THE WORST MONTHLY PERFORMANCES IN HISTORY, DOWN 14.77% FOR SEPTEMBER IN US DOLLAR TERMS, AS MEASURED BY THE MSCI PACIFIC EX-JAPAN INDEX. JAPAN WAS DOWN 9.34% IN US DOLLAR TERMS FOR THE MONTH OF SEPTEMBER, AS MEASURED BY THE MSCI JAPAN INDEX. Of course, the US economy was already slowing before the tragic events of September 11th, causing such export dependent companies as Sony, Toyota and Samsung Electronics to underperform. Airline stocks, including those of Cathay Pacific and Singapore Airlines, dropped dramatically after the attacks, declining to trading levels not See N since the Asian economic crisis in 1997. Following the lead of the US Federal Reserve Board, several Asian central banks aggressively injected liquidity into the financial markets. China outperformed because its insulated economy is least exposed to external factors that may impact growth.

DURING THE FOURTH CALENDAR QUARTER OF 2001, THE ASIA EX-JAPAN EQUITY MARKETS OVERALL BENEFITED FROM A SIGNIFICANT RALLY AS A RESULT OF THE MONETARY STIMULUS BY SEVERAL ASIAN CENTRAL BANKS. In October, Information Technology stocks did well, especially game software titles, which advanced strongly in the face of the launch of the Nintendo GameCube and Microsoft XBox. In November, investors continued to buy Information Technology stocks and other cyclical stocks hoping that these sectors would benefit from a global economic recovery in 2002. Several markets also benefited from falling oil prices. South Korea, being

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

Technology-heavy and highly dependent on oil prices, was up by almost 20% for the month of November. South Korea also benefited from its government's approval of a fiscal stimulus package supporting domestic demand. Portfolio holding Pohang Iron & Steel was one of the top performers, and Portfolio holding LG Electronic shares rose sharply as well. Favorable investor sentiment toward the Information Technology sector also boosted Taiwan's and India's equity markets in November, leading such stocks as Taiwan Semiconductor, Acer, Asustek, Hon Hai and Infosys to do well. Importantly for long-term investors, China and Taiwan finally became World Trade Organization members in November 2001.

South Korea continued to perform well in December 2001, with its Samsung Electronics up approximately 40% for the month. Both Korea's and Taiwan's semiconductor stocks recovered smartly, with foundries like Taiwan Semiconductor benefiting from increasing chip prices and higher utilization levels. The political and economic crises in Argentina dragged down Hong Kong's HSBC Holdings during the month, as investors feared that the loan exposure of HSBC to Argentina could be higher than expected.

THE ASIA EX-JAPAN EQUITY MARKETS WERE BASICALLY FLAT FOR THE FIRST TWO MONTHS OF 2002, BUT STILL OUTPERFORMED MOST OF THE MAJOR WORLD EQUITY MARKETS. In January, investors favored the TIP markets (ie Thailand, Indonesia and the Philippines), based on the belief that these markets showed good value on a global economic recovery scenario. The best performers of the region were cyclical stocks, like steel and petrochemical companies and certain Information Technology stocks. Semiconductor companies in particular benefited from recent strength in DRAM (direct random access memory) chip prices. The wireless sector in China had the worst performance within the region during January, with both China Mobile and Unicom down. After the news that China planned to set up four integrated telecommunications operators, fears arose over a new tariff due to intensified competition and a planned tax for all operators in China. Singapore benefited from expected government restructuring plans.

South Korea was the best performer within the region in February 2002, and India performed well, as investors focused on its budget and associated government reform measures. Taiwan lost ground, as profit taking hit a number of its larger capitalization Information Technology stocks following the Chinese New Year and the subsequent announcement of weaker January sales figures than expected. For the month, Consumer Cyclicals, Resources and Basic Industries were the leading sectors; non-semiconductor Information Technology stocks lagged. Property stocks across the region had a poor month, particularly in Hong Kong where unemployment and deflation (ie a decline in the prices of goods and services) rates were high.

FOR MOST OF THE SEMI-ANNUAL PERIOD, THE JAPANESE EQUITY MARKET DECLINED, AS THE NATION REMAINED MIRED IN DECLINING ECONOMIC ACTIVITY, AN UNCERTAIN POLITICAL ENVIRONMENT AND PERSISTENT DEFLATION. The violent events of September 11th in the US buried the delicate signs of a rally that had emerged on Japanese stock exchanges in early September. The only positive performance during September was See N in the domestically-oriented Retail industry, the defensive Pharmaceuticals sector, and Telecommunications stocks. The Bank of Japan countered the strengthening of the yen against the US dollar after September 11th by cutting interest rates. The fourth quarter began strongly for the Japanese equity markets, but then ended with a sell-off in December, as problems in the banking industry continued and the Japanese yen depreciated. The Japanese markets continued their downward trend in January, as uncertainties regarding the nation's financial system continued to weigh heavily on the banking industry and Financial Services sector. In February, the Japanese equity markets staged a turnaround for two primary reasons. First, the markets reacted positively to what are known as price-keeping operations (PKOs), whereby the Japanese government annually makes fiscal policy adjustments as the nation's fiscal year-end approaches in March. Second, the first positive macroeconomic numbers began to come out of the US and to a lesser extent from Japan. Cyclical industries like semiconductors, machinery, pulp & paper, metals and media performed well.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

 TEN LARGEST STOCK HOLDINGS
 As of February 28, 2002
 (percentages are based on total net assets of the Portfolio)

   Samsung Electronics                           8.90%
   Taiwan Semiconductor--ADR                     4.49
   Hon Hai Precision--GDR                        3.86
   Asustek Computer, Inc.--GDR                   3.58
   LG Electronics, Inc.                          3.44
   Sony Corp.                                    2.64
   Dr. Reddy's Laboratories Ltd.                 2.52
   Tokyo Electron Ltd.                           2.25
   AXA Asia Pacific Holdings Ltd.                2.13
   Toyota Motor Corp.                            2.08

LOOKING AHEAD
The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Prime Minister Koizumi can deliver on his reform program. Although the Japanese equity market seems to anticipate a strong economic upswing, we are a bit skeptical about the durability of the February rally. Once the PKOs stop at the end of March, some momentum will be taken out of the market. After that, expectations for a cyclical economic recovery in the US as well as in Japan could support the market until June or July. However, since none of the structural problems in Japan have been addressed yet, we believe the market rally will likely be a medium-term phenomenon. Sooner or later, investors will focus back on the reality of the Japanese economy--structural problems and weak earnings for the corporate sector as a whole. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) In our view, for the Japanese economy as well as its equity market to show a sustainable upturn, we need to see a number of reforms from the Japanese government that address the problems of cross shareholdings, problem loans and pension underfunding. We also need to see, in our opinion, an effective policy by the Bank of Japan to stop the deflation. Under the current stance of the Bank of Japan, the yen should stay comparatively strong over the short term due to certain technical and seasonal factors, but may weaken again from summer onwards.

Elsewhere in Asia, the outlook is more positive. We believe that should the US economic recovery take hold during the second half of 2002 as anticipated, then those equity markets heavily driven by exports and the Information Technology sector may benefit. Most prominently, these markets include Taiwan and South Korea. We are also bullish on certain domestic sectors, such as Consumer Staples, in China and India. Both of these nations are experiencing high Gross Domestic Product (GDP) growth. Also, both of these nations have closed economies and are thus more dependent on domestic growth and more insulated from global economic and political events.

Sincerely,

/S/ Thomas Gerhardt
/S/ Klaus Kaldemorgen
/S/ Klaus Martini


Thomas Gerhardt, Klaus Kaldemorgen and Klaus Martini on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Top 50 Asia Fund--Class A Shares, MSCI Pacific Ex-Japan Index and
Lipper Pacific Region Funds Average
Growth of a $10,000 Investment (since inception)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

                   Top 50 Asia          MSCI Pacific      Lipper Pacific Region
                  Class A Shares       Ex-Japan Index         Funds Average
10/14/97               10,000              10,000                10,000
11/30/97                8,800               9,684                 9,495
12/31/97                8,456               9,709                 9,120
1/31/98                 8,152               9,109                 8,916
2/28/98                 9,352              10,510                 9,579
3/31/98                 9,112              10,386                 9,312
4/30/98                 8,832               9,660                 8,954
5/31/98                 7,912               8,576                 8,197
6/30/98                 7,304               8,059                 7,743
7/31/98                 7,400               7,783                 7,746
8/31/98                 6,544               6,730                 6,896
9/30/98                 6,728               7,345                 7,059
10/31/98                8,000               8,763                 7,843
11/30/98                8,776               9,171                 8,351
12/31/98                9,228               9,064                 8,538
1/31/99                 9,139               9,127                 8,528
2/28/99                 8,867               9,032                 8,371
3/31/99                 9,940               9,746                 9,303
4/30/99                11,647              11,355                10,296
5/31/99                11,294              10,548                10,035
6/30/99                13,433              11,418                11,451
7/31/99                14,602              11,311                11,946
8/31/99                15,051              11,051                12,176
9/30/99                14,755              10,847                12,312
10/31/99               15,403              11,046                12,801
11/30/99               17,967              11,963                14,222
12/31/99               20,488              12,924                16,009
1/31/00                19,849              12,006                15,233
2/29/00                21,429              11,968                15,470
3/31/00                21,521              12,071                15,820
4/30/00                19,244              11,572                14,165
5/31/00                17,321              10,496                13,004
6/30/00                18,749              11,721                13,930
7/31/00                16,951              11,663                12,744
8/31/00                17,690              11,803                13,264
9/30/00                15,582              11,026                12,149
10/31/00               14,456              10,420                11,150
11/30/00               13,706              10,372                10,754
12/31/00               13,153              10,912                10,298
1/31/01                14,153              11,267                10,639
2/28/01                13,123              10,891                10,036
3/31/01                12,314               9,638                 9,330
4/30/01                12,963              10,187                 9,807
5/31/01                12,753              10,074                 9,762
6/30/01                12,683              10,088                 9,685
7/31/01                12,074               9,806                 9,088
8/31/01                10,844               9,624                 8,754
9/30/01                 9,355               8,203                 7,752
10/31/01               10,155               8,692                 8,028
11/30/01               11,224               9,511                 8,494
12/31/01               11,854               9,834                 8,482
1/31/02                11,982               9,964                 8,273
2/28/02                12,227               9,824                 8,434


                                                        CUMULATIVE TOTAL RETURNS      AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        6 Months    1 Year    3 Years      Since    1 Year   3 Years         Since
   February 28, 2002                                                 Inception 2                       Inception 2
 Top 50 Asia Fund
   Class A Shares                         12.75%     (6.83)%    37.89%    22.27%      (6.83)%   11.30%      4.70%
   Class B Shares                         12.31%     (7.56)%    34.96%    35.34%      (7.56)%   10.51%      8.25%
   Class C Shares                         12.30%     (7.49)%      n/a    (30.30)%     (7.49)%     n/a     (18.67)%
------------------------------------------------------------------------------------------------------------------
 MSCI Pacific Ex-Japan Index 3             2.08%     (9.60)%     8.78%    (1.70)%     (9.60)%    2.85%     (0.41)%
------------------------------------------------------------------------------------------------------------------
 Lipper Pacific Region Funds Average 4    (3.26)%   (17.79)%     4.98%   (15.66)%    (17.79)%    1.08%     (4.21)%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (11.95)%, SINCE INCEPTION 3.36%; CLASS B SHARES--ONE-YEAR (12.18)%, SINCE INCEPTION 7.61%; CLASS C SHARES--ONE-YEAR (8.41)%, SINCE INCEPTION (18.67)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B
SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on a fund distribution or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Class A Shares October 14, 1997, Class B
  Shares May 5, 1998, Class C Shares May 31, 2000. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.
3 The MSCI Pacific Ex-Japan Index is an unmanaged index that reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

EUROPEAN MID-CAP FUND

FUND PERFORMANCE
For the semi-annual period, the Fund outperformed its benchmark, the MSCI Europe Index.1 The Fund's Class A shares produced a return of -2.44% (excluding sales charges) for the six months ended February 28, 2002, as compared to -6.11% for the MSCI Europe Index. The Fund's Class B and Class C shares produced semi-annual returns of -2.83% and -2.79%, respectively (excluding sales charges). The Lipper European Region Funds Average returned -6.61% for the semi-annual period.

The Fund's performance was primarily due to strong stock selection and to its increased allocation to cyclical industries, including select semiconductor, engineering, automotive, industrial and retail stocks. These cyclical stocks generally outperformed, as they are anticipated to profit first from the expected upturn of the global economy. The Fund benefited overall from its holdings in Business Objects, Suss Microtech, Invensys, Porsche, Electrolux, Signet and Gerry Weber. The luxury clothes retailer Escada suffered after reporting worse than expected numbers, but sped up restructuring efforts.

At the same time, the Fund was impacted by its exposure to the Technology-heavy 'New Markets,' which suffered from relatively low liquidity, from NASDAQ woes and from nervousness about accounting practices in the aftermath of the Enron disaster. The Fund reduced or sold completely some of its positions traded on Germany's Neuer Markt, the regulated market segment of the German Stock Exchange specializing in younger, innovative companies, during the last fiscal year. However, it still maintained holdings in select Neuer Markt stocks like In-Motion, Viva Media and Qiagen, which performed poorly during this semi-annual period.

We stayed disciplined to our efforts to invest in attractively valued, high quality mid-sized companies that we believe will be Europe's leaders in the next decades. Based on this approach, several changes were made to the Portfolio during the semi-annual period.
o In September, the Fund took profits in FAG Kugelfischer, which gained on a hostile takeover bid. We increased the Fund's position in Sudzucker, a leading European sugar producer, which is a defensive, cash-generative and moderately valued stock.
o In November, after a rally of 40% within four weeks, the Fund began to take profits in P&O Cruises, as we believed an announced merger might run into regulatory problems and take longer than expected. In January 2002, we sold the Fund's last holdings in P&O Cruises, as any further upside potential in the bidding war between Royal Cruise Lines and Carnival Cruise Lines seemed limited.
o In December, the Fund took profits in Germany's BERU, which reached rather demanding valuations, and we completely sold off the Fund's position in the Netherlands' Nutreco, which reported disappointing sales and profit numbers. o In January, we completely sold off the Fund's position in Danish windmill manufacturer Vestas, after disappointing numbers and delays in the establishment of US subsidiaries.
o In February, the Fund reduced its position in Finnish insurer Sampo after weaker numbers and the announcement of a capital increase.

INVESTMENT ENVIRONMENT
AS THE SEMI-ANNUAL PERIOD BEGAN IN SEPTEMBER 2001, THE EUROPEAN STOCK MARKETS, INCLUDING THE MID-CAP MARKETS, TOOK A HEAVY HIT DUE TO THE RATHER GLOOMY GLOBAL ECONOMIC OUTLOOK FOLLOWED BY THE SHOCK OF THE TERRORIST ATTACKS ON THE US. Thanks to orchestrated interest rate cuts by the US Federal Reserve Board and other central banks as well as an economic stimulation package by the US government, European mid-cap stocks began to recover toward the end of September, but still posted a net loss for the month. Lower liquidity stocks were harshly punished in this more risk-averse environment, especially those that investors perceived to be cyclical both within the 'Old' and 'New' economies.

THE FOURTH CALENDAR QUARTER OF 2001 WAS GENERALLY GOOD FOR EUROPEAN EQUITY MARKETS, WITH EUROPEAN MID-CAP STOCKS GENERATING POSITIVE RETURNS. Cyclical stocks performed best, as investors looked to industries such as semiconductors, engineering, automotive, retailers, industrials and certain bombed-out technology stocks to profit first from a turnaround in the US and global economies. Shares from more defensive sectors underperformed.

--------------------------------------------------------------------------------
1 The Fund's performance was impacted by gains from initial public offerings
  (IPOs) purchased in 2000 during a period when the market for IPOs was strong.There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

THE EUROPEAN EQUITY MARKETS DID NOT FULFILL THE HOPES FOR A NEW YEAR RALLY, AS EUROPEAN MID-CAP EQUITIES REMAINED RELATIVELY FLAT FOR THE MONTHS OF JANUARY AND FEBRUARY 2002. In part, the markets, especially the Neuer Markt, were impacted by the accounting discussion in the wake of the Enron disaster. On the other hand, more conservative and value-oriented stocks gained, and consolidation in the mid-cap sector boosted overall performance. For example, Fund holding UK Utility Innogy was made a possible acquisition target and gained approximately 27% during the month of February.

 TEN LARGEST STOCK HOLDINGS
 As of February 28, 2002
 (percentages are based on total net assets of the Portfolio)

   Mediobanca SPA                                2.48%
   Degussa AG                                    2.43
   Altana AG                                     1.75
   Porsche AG                                    1.48
   Wella AG                                      1.39
   RAS SPA                                       1.35
   Altran Technologies SA                        1.31
   Arcelor                                       1.15
   AVA Allgemeine Handelsgesellschaft der
     Verbraucher AG                              1.15
   Qiagen NV                                     1.08

LOOKING AHEAD
Overall, we are moderately positive in our outlook for global economic recovery, as measures initiated by the major central banks in the aftermath of September 11th to stimulate economic growth seem to be taking hold. Early indicators include higher global productivity numbers than anticipated and the National Association of Purchasing Managers (NAPM) report that showed new orders to be strengthening. The major risks that may delay the economic recovery past 2002 are political, ie the progress of the Afghanistan conflict and the potential for additional terrorist attacks, and corporate, ie 'Enronitis,' wherein fears regarding other companies' accounting irregularities and the unwinding of pension fund holdings impact investor sentiment.

In Europe, there is mounting evidence that the impact of the recent US and global economic slowdown is being felt in its industrial production and external trade balance. There is also some skepticism from foreigners regarding the politics and cohesion of the Economic and Monetary Union. However, while Europe as a region has struggled of late, global monetary easing, inventory adjustments, tax reductions and abating inflation are expected to help boost corporate profitability. Also, the recent formal introduction of the euro creates a level playing field for all companies and increases competitive pressures and thus corporate productivity and efficiency. Pension reforms instituted by several nations, including Germany and Italy, are also a positive in that they encourage increased investor savings. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward.

We feel the outlook for European small and medium-sized companies is particularly encouraging. Given the domestic and cyclical nature of the majority of these stocks, we anticipate that they will be among the first to profit from an economic recovery. Furthermore, European small-cap and mid-cap stocks can be found among a wide variety of industries that offer investors the opportunity to diversify among growth-oriented stocks, value-oriented stocks and dividend-yielding stocks. Finally, we expect corporate restructuring, mergers and acquisitions and consolidation to continue to be strong in the European mid-cap sector, especially after new tax reforms are put fully into effect this year. Starting in 2002, European companies' shareholdings may be sold off income-tax free. Those smaller European companies where there still tends to be significant percentages of family ownership and/or large holdings by affiliated companies, may benefit from such tax reform even more than their large-cap brethren. Also, mutual fund cash inflows over the past six months indicate increasing investor interest in European small and mid-cap equities.

Sincerely,

/S/ KLAUS KALDEMORGEN
/S/ KLAUS MARTINI

Klaus Kaldemorgen
Klaus Martini
on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

European Mid-Cap Fund--Class A Shares, MSCI Europe Index, Dow Jones STOXX[SM] Mid 200 Index, MDAX Index and Lipper European Region Funds Average Growth of a $10,000 Investment (since inception)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

        European Mid-Cap                  Dow Jones   Lipper European
            Equity             MSCI       STOXX[SM]        Region
        Class A Shares    Europe Index  Mid 200 Index  Funds Average  MDAX Index
10/17/97    10,000           10,000        10,000         10,000        10,000
11/30/97     9,552           10,154        10,017          9,819        10,089
12/31/97     9,520           10,525        10,139          9,683        10,303
1/31/98      9,912           10,963        10,396          9,938        10,688
2/28/98     10,552           11,820        11,234         10,595        11,551
3/31/98     11,232           12,662        12,289         11,203        12,462
4/30/98     12,016           12,907        12,654         11,710        12,786
5/31/98     12,568           13,169        13,119         12,317        13,204
6/30/98     12,648           13,313        12,682         12,043        13,193
7/31/98     13,088           13,576        12,831         12,286        13,439
8/31/98     11,376           11,868        11,322         10,610        11,568
9/30/98     10,680           11,394        10,807         10,414        10,926
10/31/98    11,104           12,306        11,611         10,919        11,672
11/30/98    11,576           12,961        11,915         11,059        12,263
12/31/98    11,898           13,527        12,291         10,998        12,720
1/31/99     11,890           13,440        12,343         10,275        12,826
2/28/99     11,695           13,099        12,192         10,081        12,448
3/31/99     11,330           13,242        12,178          9,828        12,477
4/30/99     11,703           13,637        12,654          9,835        12,802
5/31/99     11,363           12,982        12,229          9,683        12,298
6/30/99     11,873           13,201        12,477          9,916        12,605
7/31/99     12,335           13,323        12,837         10,512        12,748
8/31/99     12,384           13,459        12,951         10,473        12,837
9/30/99     12,100           13,355        12,785         10,498        12,788
10/31/99    12,417           13,846        12,672         10,189        13,206
11/30/99    13,276           14,220        12,964          9,876        14,013
12/31/99    15,328           15,677        14,328          9,928        15,737
1/31/00     16,030           14,561        13,339          9,698        15,060
2/29/00     20,875           15,320        14,486          9,876        16,829
3/31/00     19,503           15,690        14,245         10,268        16,648
4/30/00     17,959           14,997        13,306          9,794        15,751
5/31/00     17,109           14,875        13,391         10,061        15,456
6/30/00     17,485           15,194        13,688         10,184        15,793
7/31/00     17,812           14,951        13,772         10,584        15,670
8/31/00     18,049           14,775        13,682         10,427        15,686
9/30/00     16,766           14,084        13,240         10,518        14,884
10/31/00    15,001           13,977        12,901         10,092        14,477
11/30/00    12,844           13,436        12,405          9,842        13,719
12/31/00    13,633           14,362        13,270         10,587        14,638
1/31/01     13,548           14,368        13,487         10,737        14,623
2/28/01     12,588           13,107        12,930         10,773        13,499
3/31/01     11,025           12,129        11,596          9,741        12,324
4/30/01     11,425           12,991        12,346          9,857        13,117
5/31/01     11,008           12,358        12,106          9,639        12,556
6/30/01     10,490           11,891        11,755          9,828        12,111
7/31/01     10,312           11,920        11,678          9,851        12,035
8/31/01     10,091           11,610        11,577          9,876        11,801
9/30/01      8,690           10,451         9,925          8,716        10,517
10/31/01     9,216           10,784        10,374          8,917        10,840
11/30/01     9,879           11,217        10,944          9,228        11,264
12/31/01     9,989           11,504        11,137          9,215        11,507
1/31/02      9,853           10,903        10,832          9,199        11,015
2/28/02      9,845           10,901        10,921          9,143        11,098

                                                         CUMULATIVE TOTAL RETURNS     AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                       6 Months    1 Year    3 Years        Since     1 Year    3 Years      Since
   February 28, 2002                                                  Inception 2                      Inception 2
-------------------------------------------------------------------------------------------------------------------
 European Mid-Cap Fund
   Class A Shares                          (2.44)%  (21.79)%   (15.82)%   (1.55)%    (21.79)%   (5.58)%    (0.36)%
   Class B Shares                          (2.83)%  (22.34)%   (17.90)%  (15.48)%    (22.34)%   (6.36)%    (4.20)%
   Class C Shares                          (2.79)%  (22.35)%   (17.79)%  (14.11)%    (22.35)%   (6.32)%    (4.26)%
-------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3                       (6.11)%  (16.83)%   (16.78)%    9.01%     (16.83)%   (5.94)%     2.01%
-------------------------------------------------------------------------------------------------------------------
 Dow Jones STOXX[SM] Mid 200 Index 4       (5.66)%  (15.53)%   (10.42)%    9.21%     (15.53)%   (3.60)%     2.06%
-------------------------------------------------------------------------------------------------------------------
 MDAX Index 5                              (7.43)%  (15.13)%    (9.31)%   (8.57)%    (15.13)%   (3.20)%    (2.05)%
-------------------------------------------------------------------------------------------------------------------
 Lipper European Region Funds Average 6    (6.61)%  (19.11)%    (8.00)%   10.98%     (19.11)%   (3.23)%     2.04%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (26.09)%, SINCE INCEPTION (1.64)%; CLASS B SHARES--ONE-YEAR (26.23)%, SINCE INCEPTION (4.94)%; CLASS C SHARES--ONE-YEAR (23.13)%, SINCE INCEPTION (4.26)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. THE FUND'S PERFORMANCE WAS IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE.
2 The Fund's inception dates are: Class A Shares October 17, 1997, Class B
  Shares March 30, 1998, Class C Shares September 2, 1998. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. On June 25, 2001, the Fund changed its primary benchmark from the MDAX Index to the MSCI Europe Index as the MSCIEurope Index more closely reflects the sectors in which the Fund invests. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 The Dow Jones STOXX[SM] Mid 200 Index is a subset of the Dow Jones STOXXSM
  Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalizations are between the top 70% and 90% of the TMI. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 The MDAX Index is an unmanaged total return index of 70 mid-sized German companies. It is comprised of the DAX 100 Index, less those companies in the DAX Index, an index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

JAPANESE EQUITY FUND

FUND PERFORMANCE
For the semi-annual period, the Fund outperformed its benchmark, the MSCI Japan Index. The Fund's Class A shares produced a return of -5.96% (excluding sales charges) for the six months ended February 28, 2002, as compared to -18.13% for the MSCI Japan Index. The Fund's Class B and Class C shares produced semi-annual returns of -6.23% and -6.40% (excluding sales charges), respectively. All share Classes also outperformed the Lipper Japanese Funds Average semi-annual return of -15.22%.

The Fund's performance was primarily due to a focus on high quality names that had proven track records of good balance sheets, positive cash flow, stable earnings and sufficient cash reserves to weather an economic downturn and persistent deflation. For example, following the tragic events of September 11th in the US, the Japanese equity markets fell. Next to airlines and insurance companies, the stock prices of those automotive and consumer electronics firms driven by US consumption, such as Toyota, Honda, Sony and Nintendo, fell particularly hard. While the Fund was impacted by the performance of these holdings in the short term, we used the opportunity to build up the Fund's positions in these quality names at lower prices. These stocks recovered strongly during the semi-annual period. The Fund also benefited from principal holdings in select domestically-oriented retail, defensive pharmaceutical and telecommunications stocks that outperformed, such as Takeda Chemical Industries and NTT DoCoMo.

During the fourth calendar quarter, the Fund maintained its stock-specific focus, remaining invested rather neutrally on a sector basis. We did increase our bias toward export-driven issues. Companies with high export exposure and strong balance sheets made gains, as markets around the world began to anticipate a recovery for the US economy from mid-2002. Financially weak companies and banks, where the Fund was underweighted, were under sell-off pressure. The Fund benefited from this investor 'flight to quality' and from our management team's currency hedging strategies.

In the early months of 2002, cyclical sectors came into favor, as these sectors are expected to profit first from an economic turnaround. The Fund selectively increased its exposure to these sectors by adding paper, media and machinery stocks.

Throughout, we continued to seek those internationally known Japanese companies with a clearly defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. We also sought those companies best positioned to benefit from the trends of deregulation and trade liberalization and those that are focused on enhancing shareholder value through restructuring and other corporate strategies.

INVESTMENT ENVIRONMENT
The Japanese equity market experienced a 18.13% decline in US dollar terms over the semi-annual period, as measured by the MSCI Japan Index, as the nation remained mired in declining economic activity, an uncertain political environment, an imminent financial crisis and persistent deflation.

THE VIOLENT EVENTS OF SEPTEMBER 11TH IN THE US BURIED THE DELICATE SIGNS OF A RALLY THAT HAD EMERGED ON JAPANESE STOCK EXCHANGES IN EARLY SEPTEMBER. Both the Nikkei 225 Index and the TOPIX fell. The Nikkei 225 Index is a price-weighted, Technology-heavy index of the 225 top-rated Japanese companies listed among the 1,500 larger-cap Japanese companies of the Tokyo Stock Exchange. The TOPIX is the market-weighted portion of the Tokyo Stock Exchange that measures approximately 1,500 larger-cap Japanese companies. The only positive performance during September was See N in the domestically-oriented Retail industry, the defensive Pharmaceuticals sector, and Telecommunications stocks. The Bank of Japan countered the strengthening of the yen against the US dollar after September 11th by cutting interest rates.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

THE FOURTH CALENDAR QUARTER OF 2001 BEGAN STRONGLY FOR THE JAPANESE EQUITY MARKETS, BUT THEN ENDED WITH A SELL-OFF IN DECEMBER. An October Japanese equity market rally was driven primarily by Technology stocks, but also by game software titles, which advanced strongly in the face of the launch of the Nintendo GameCube and Microsoft Xbox. Among the losers were banks and Telecommunications stocks. In November, the Japanese equity markets consolidated into a sideways trend driven both by fears over deteriorated balance sheet ratios and the progressively poorer quality of outstanding loans (eg Enron). In December, both the Nikkei 225 Index and the TOPIX fell, as problems in the banking industry continued and the Japanese yen depreciated. A deep dichotomy in the market developed over the last two months of the year. Companies with high export exposure and strong balance sheets made gains, while financially weak peers and banks were under selling pressure. Stocks in the Technology sector rose, as markets around the world began to anticipate a recovery for the US economy from mid-2002.

THE FIRST MONTHS OF 2002 ALSO PRODUCED MIXED PERFORMANCE FOR THE JAPANESE EQUITY MARKETS, WITH A YEAR-TO-DATE RETURN OF -4.00% IN US DOLLAR TERMS, AS MEASURED BY THE MSCI JAPAN INDEX. The Japanese markets continued their downward trend in January, as uncertainties regarding the nation's financial system continued to weigh heavily on the banking industry and Financial Services sector. Prominent gainers were early cyclicals, such as the oil and mining industries. In the last week of January, three integrated industrial electronics firms, NEC, Fujitsu and Toshiba, reported a weak fourth quarter of 2001 and announced huge downward corrections in expected earnings for the full fiscal year. This cast a pall over market sentiment. In February, the Japanese equity markets staged a turnaround for two primary reasons. First, the markets reacted positively to what are known as price-keeping operations (PKOs), whereby the Japanese government annually talks up the markets with speculation regarding possible policy improvement measures as the nation's fiscal year-end approaches in March. Second, the first positive macroeconomic numbers began to come out of the US and to a lesser extent from Japan. Cyclical industries like semiconductors, machinery, pulp & paper, metals and media performed well.

 TEN LARGEST STOCK HOLDINGS
 As of February 28, 2002
 (percentages are based on total net assets of the Portfolio)

   Canon, Inc.                                   5.48%
   Fanuc Ltd.                                    4.00
   Hoya Corp.                                    3.86
   Keyence Corp.                                 3.59
   Toyota Motor Corp.                            3.50
   Secom Co., Ltd.                               3.48
   Trend Micro, Inc.                             3.48
   Nomura Securities Co., Ltd.                   3.35
   Takeda Chemical Industries, Ltd.              3.17
   NTT DoCoMo, Inc.                              3.05

LOOKING AHEAD
The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Prime Minister Koizumi can deliver on his reform program. Although the Japanese equity market seems to anticipate a strong economic upswing, we are a bit skeptical about the durability of the February rally. Once the PKOs stop at the end of March, some momentum will be taken out of the market. After that, expectations for a cyclical economic recovery in the US as well as in Japan could support the market until June or July. However, since none of the structural problems in Japan have been addressed yet, we believe the market rally will likely be a medium-term phenomenon. Sooner or later, investors will focus back on the reality of the Japanese economy--structural problems and weak earnings for the corporate sector as a whole. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other that could affect them negatively if the equity market falls again. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) In our view, for the Japanese economy as well as its equity market to show a sustainable upturn, we need to see a number of reforms from the Japanese government that address the problems of cross shareholdings, problem loans and pension underfunding. We also need to see, in our opinion, an effective policy by the Bank of Japan to stop the deflation (ie a decline in the prices of goods and services). Under the current stance of the Bank of Japan, the yen should stay comparatively strong over the short term due to certain technical and seasonal factors, but may weaken again from early summer onwards.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

Given this view, we believe that Japan remains a stock-picker's market. As a result, we remain disciplined in our process. The Fund's management team continues to seek individual companies perceived to be internationally competitive, to focus on companies with strong earnings growth, and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness. Finally, we intend to maintain the Fund's active currency management program, which strives to allow investors to capitalize on the long-term growth potential of Japanese equities while reducing the impact of fluctuation in the yen's value.

We believe the Fund's high quality investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation.

Sincerely,

/S/ KLAUS KALDEMORGEN
/S/ KLAUS MARTINI

Klaus Kaldemorgen
Klaus Martini
on behalf of the Portfolio Management Team
February 28, 2002

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Japanese Equity Fund--Class A Shares, MSCI Japan Index and
Lipper Japanese Funds Average
Growth of a $10,000 Investment (since inception)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

             Japanese Equity -                             Lipper Japanese
             Class A Shares        MSCI Japan Index         Funds Average
10/20/97         10,000               10,000                   10,000
11/30/97          8,872                9,386                    9,481
12/31/97          8,512                8,849                    9,022
1/31/98           8,840                9,638                    9,683
2/28/98           8,680                9,689                    9,576
3/31/98           8,248                9,030                    9,165
4/30/98           8,240                8,993                    9,258
5/31/98           8,200                8,498                    9,044
6/30/98           8,200                8,617                    9,083
7/31/98           8,184                8,503                    9,303
8/31/98           7,880                7,534                    8,519
9/30/98           7,624                7,328                    8,207
10/31/98          7,928                8,557                    8,656
11/30/98          8,512                8,948                    9,374
12/31/98          8,912                9,295                    9,671
1/31/99           9,064                9,362                    9,856
2/28/99           9,240                9,157                    9,865
3/31/99          11,072               10,428                   11,328
4/30/99          11,688               10,862                   12,041
5/31/99          11,240               10,250                   11,661
6/30/99          13,408               11,220                   13,716
7/31/99          15,064               12,340                   15,197
8/31/99          16,096               12,254                   16,005
9/30/99          17,912               12,998                   17,071
10/31/99         18,944               13,555                   17,716
11/30/99         21,952               14,137                   20,056
12/31/99         23,999               15,015                   22,152
1/31/00          22,564               14,365                   20,442
2/29/00          23,958               13,992                   21,129
3/31/00          24,162               15,147                   20,590
4/30/00          21,708               14,008                   18,435
5/31/00          19,560               13,295                   16,614
6/30/00          20,659               14,208                   17,638
7/31/00          18,256               12,571                   15,231
8/31/00          20,211               13,385                   16,756
9/30/00          19,234               12,720                   15,656
10/31/00         17,646               11,982                   13,963
11/30/00         17,101               11,486                   13,219
12/31/00         15,720               10,787                   11,907
1/31/01          16,118               10,664                   12,133
2/28/01          14,578               10,189                   11,099
3/31/01          14,684                9,860                   10,954
4/30/01          15,627               10,533                   11,920
5/31/01          15,322               10,513                   11,906
6/30/01          14,552                9,896                   11,137
7/31/01          13,224                9,159                   10,119
8/31/01          12,573                8,930                    9,586
9/30/01          11,445                8,096                    8,765
10/31/01         11,764                8,079                    9,097
11/30/01         12,109                8,167                    9,242
12/31/01         11,854                7,615                    8,817
1/31/02          11,493                7,019                    8,140
2/28/02          11,824                7,311                    8,385

                                                         CUMULATIVE TOTAL RETURNS     AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                       6 Months   1 Year     3 Years        Since   1 Year    3 Years        Since
   February 28, 2002                                                  Inception 2                      Inception 2
-------------------------------------------------------------------------------------------------------------------
 Japanese Equity Fund
   Class A Shares                         (5.96)%   (18.90)%    27.96%    18.24%     (18.90)%    8.57%      3.92%
   Class B Shares                         (6.23)%   (19.53)%    23.07%    39.51%     (19.53)%    7.16%      9.82%
   Class C Shares                         (6.40)%   (19.60)%      n/a    (40.42)%    (19.60)%     n/a     (25.65)%
-------------------------------------------------------------------------------------------------------------------
 MSCI Japan Index 3                      (18.13)%   (28.18)%   (20.17)%  (26.89)%    (28.18)%   (7.24)%    (6.97)%
-------------------------------------------------------------------------------------------------------------------
 Lipper Japanese Funds Average 4         (15.22)%   (27.65)%   (12.66)%  (16.15)%    (27.65)%   (4.67)%    (4.42)%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (23.35)%, SINCE INCEPTION 2.58%; CLASS B SHARES--ONE-YEAR (23.55)%, SINCE INCEPTION 9.15%; CLASS C SHARES--ONE-YEAR (20.41)%, SINCE INCEPTION (25.66)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Class A Shares October 20, 1997, Class B
  Shares August 10, 1998, Class C Shares May 31, 2000. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning October 31, 1997.
3 The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The Shareholder Letters included in this report contain statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for each Fund's Class A Shares and the contingent deferred sales charge applicable to each of the specified time periods for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. These figures include the reinvestment of dividend and capital gain distributions.

                                               AVERAGE ANNUAL TOTAL RETURNS 1
   Periods Ended                                1 Year    3 Years       Since
   February 28, 2002                                                Inception

 Top 50 World Fund
   Class A Shares (inception 10/2/97)          (19.70)%   (7.14)%     (0.08)%
   Class B Shares (inception 5/4/98)           (19.92)%   (7.03)%     (2.89)%
   Class C Shares (inception 5/31/00)          (16.55)%     n/a      (19.49)%
------------------------------------------------------------------------------
 Top 50 Europe Fund
   Class A Shares (inception 10/2/97)          (27.13)%   (7.02)%     (3.92)%
   Class B Shares (inception 3/30/98)          (27.24)%   (6.90)%     (7.09)%
   Class C Shares (inception 9/2/98)           (24.29)%   (5.99)%     (4.85)%
------------------------------------------------------------------------------
 Top 50 Asia Fund
   Class A Shares (inception 10/14/97)         (11.95)%    9.22%       3.36%
   Class B Shares (inception 5/5/98)           (12.18)%    9.68%       7.61%
   Class C Shares (inception 5/31/00)           (8.41)%     n/a      (18.67)%
------------------------------------------------------------------------------
 European Mid-Cap Fund2
   Class A Shares (inception 10/17/97)         (26.09)%   (7.34)%     (1.64)%
   Class B Shares (inception 3/30/98)          (26.23)%   (7.31)%     (4.94)%
   Class C Shares (inception 9/2/98)           (23.13)%   (6.32)%     (4.26)%
------------------------------------------------------------------------------
 Japanese Equity Fund
   Class A Shares (inception 10/20/97)         (23.35)%    6.54%       2.58%
   Class B Shares (inception 8/10/98)          (23.55)%    6.28%       9.15%
   Class C Shares (inception 5/31/00)          (20.41)%     n/a      (25.66)%

------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance would have been lower during the specified periods if certain of the Funds' fees and expenses had not been waived.
2 The Fund's performance was impacted by gains from initial public offerings
  (IPOs) purchased in 2000 during a period when the market for IPOs was strong.There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                                                                                                 FEBRUARY 28, 2002

                                                                                                           EUROPEAN
                                                                TOP 50        TOP 50          TOP 50        MID-CAP       JAPANESE
                                                            WORLD FUND    EUROPE FUND      ASIA FUND           FUND    EQUITY FUND
                                                          ------------    -----------   ------------   ------------   ------------
ASSETS
   Investment in corresponding portfolio, at value 1 .....$  3,630,522   $  7,801,229   $  6,295,657   $  8,512,160   $  3,383,173
   Receivable from Advisor for expense
      reimbursement, net .................................      15,391         19,325         27,094         19,172         23,699
   Foreign tax reclaim receivable ........................       4,212         30,809            926         71,065             78
   Receivable for capital shares sold ....................      17,699         30,620         24,175         17,522             --
   Receivable from corresponding portfolio
      for withdrawals ....................................      51,000         10,294             --         50,704            273
   Deferred organization costs ...........................       1,929          1,929          2,012          2,032          2,039
                                                          ------------   ------------   ------------   ------------   ------------
Total assets .............................................   3,720,753      7,894,206      6,349,864      8,672,655      3,409,262
                                                          ------------   ------------   ------------   ------------   ------------
LIABILITIES
   Payable for capital shares redeemed ...................      51,000         25,774             --         81,040            379
   Transfer agent fees payable ...........................      20,367         19,448         21,185         17,570         21,383
   Distribution and service fees payable .................       1,911          4,134          2,443          4,740          2,361
   Accounting fees payable ...............................       2,274          1,665          1,666          1,666          1,699
   Administration fees payable ...........................      12,407         12,399         12,400         12,398         12,408
   Other accrued expenses ................................      31,558         30,083         25,982         34,430         28,159
                                                          ------------   ------------   ------------   ------------   ------------
Total liabilities ........................................     119,517         93,503         63,676        151,844         66,389
                                                          ------------   ------------   ------------   ------------   ------------
NET ASSETS ...............................................$  3,601,236   $  7,800,703   $  6,286,188   $  8,520,811   $  3,342,873
                                                          ============   ============   ============   ============   ============
COMPOSITION OF NET ASSETS
   Paid-in capital .......................................$  5,516,363   $ 10,592,231   $ 13,755,899   $ 14,556,442   $  2,369,920
   Accumulated expenses in excess of income ..............     (25,205)      (116,418)      (270,448)      (230,122)       (60,224)
   Accumulated net realized loss on investment
     and foreign currency transactions ...................  (1,515,811)    (2,469,849)    (1,092,808)    (6,834,837)    (1,402,599)
   Net unrealized appreciation/depreciation
     on investments and foreign currencies ...............    (374,111)      (205,261)    (6,106,455)     1,029,328      2,435,776
                                                          ------------   ------------   ------------   ------------   ------------
NET ASSETS ...............................................$  3,601,236   $  7,800,703   $  6,286,188   $  8,520,811   $  3,342,873
                                                          ============   ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares 2 ......................................$      12.44   $      10.95   $      11.47   $      11.59   $       7.87
                                                          ============   ============   ============   ============   ============
   Class B Shares 3 ......................................$      10.79   $       9.52   $      13.73   $       9.94   $      10.91
                                                          ============   ============   ============   ============   ============
   Class C Shares 4 ......................................$      10.79   $      10.37   $      13.74   $      10.11   $      10.90
                                                          ============   ============   ============   ============   ============

--------------------------------------------------------------------------------
1 Allocated from Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia
  Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio, as applicable.
2 Net asset value and redemption price per share (based on net assets of $2,047,899, $3,786,421, $5,161,844, $3,259,366 and $602,426 and 164,635,
  345,712, 449,871, 281,171 and 76,591 shares outstanding for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively). Maximum offering price per share was $13.16 ($12.44 [divide] 0.945), $11.59 ($10.95 [divide] 0.945), $12.14 ($11.47
  [divide] 0.945), $12.26 ($11.59 [divide] 0.945) and $8.33 ($7.87 [divide]
  0.945) for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively. Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
3 Net asset value and offering price per share (based on net assets of $1,434,916, $3,489,130, $1,013,065, $4,151,718 and $2,596,007 and 133,034,
  366,652, 73,766, 417,507 and 237,957 shares outstanding for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively). Redemption price per share is $10.25, $9.04, $13.04, $9.44 and $10.36 for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively, following a 5.00% maximum contingent deferred sales charge.
4 Net asset value and offering price per share (based on net assets of $118,421, $525,152, $111,279, $1,109,727 and $144,440 and 10,977, 50,618, 8,099, 109,753
  and 13,249 shares outstanding for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively). Redemption price per share is $10.68, $10.27, $13.60, $10.01 and $10.79 for the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund, respectively, following a 1.00% maximum contingent deferred charge.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      24-25

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                                                                    FOR THE SIX
                                                                                                                   MONTHS ENDED
                                                                                                              FEBRUARY 28, 2002

                                                                        EUROPEAN
                                                                TOP 50        TOP 50        TOP 50       MID-CAP       JAPANESE
                                                            WORLD FUND    EUROPE FUND    ASIA FUND          FUND    EQUITY FUND
                                                          ------------    ----------- ------------   -----------   ------------
INVESTMENT INCOME 1
   Dividend income ....................................... $    15,689   $    15,331   $    40,921   $    28,105   $    12,825
   Less: foreign withholding taxes .......................        (604)       (1,600)       (9,784)       (2,857)       (1,925)
                                                           -----------   -----------   -----------   -----------   -----------
     Net dividend income .................................      15,085        13,731        31,137        25,248        10,900
   Interest income .......................................       3,352         6,281         3,592         4,046         4,246
                                                           -----------   -----------   -----------   -----------   -----------
   Total income ..........................................      18,437        20,012        34,729        29,294        15,146
   Expenses ..............................................     (44,205)      (93,829)     (110,583)      (98,126)      (88,679)
                                                           -----------   -----------   -----------   -----------   -----------
Expenses in excess of income allocated
   from corresponding Portfolio ..........................     (25,768)      (73,817)      (75,854)      (68,832)      (73,533)
                                                           -----------   -----------   -----------   -----------   -----------
EXPENSES
   Administration fees ...................................      37,192        37,192        37,192        37,192        37,192
   Transfer agent fees ...................................      25,720        26,376        26,790        29,679        25,720
   Printing and shareholder reports ......................      17,524        17,938        17,456        18,766        16,181
   Registration fees .....................................      11,577        11,659        12,569        17,286        11,741
   Accounting fees .......................................      10,116        10,116        10,116        10,116        10,116
   Professional fees .....................................       9,899        10,147        10,798        10,803        10,223
   Distribution fees:
     Class A Shares ......................................       2,606         5,105         6,678         4,902           930
     Class B Shares ......................................       6,401        13,929         4,597        16,941        10,254
     Class C Shares ......................................         628         2,269           374         4,737           948
   Service fees:
     Class B Shares ......................................       2,134         4,643         1,532         5,647         3,418
     Class C Shares ......................................         209           756           124         1,579           316
   Amortization of organization costs ....................       1,091         1,091         1,091         1,091         1,091
   Directors' fees .......................................         174           223           297           348            72
   Miscellaneous .........................................       1,736         1,984         2,976         1,736         2,231
                                                           -----------   -----------   -----------   -----------   -----------
     Total expenses ......................................     127,007       143,428       132,590       160,823       130,433
   Less: fee waivers and/or expense reimbursements .......    (132,508)     (153,833)     (184,858)     (159,655)     (178,064)
                                                           -----------   -----------   -----------   -----------   -----------
   Net expenses ..........................................      (5,501)      (10,405)      (52,268)        1,168       (47,631)
                                                           -----------   -----------   -----------   -----------   -----------
EXPENSES IN EXCESS OF INCOME .............................     (20,267)      (63,412)      (23,586)      (70,000)      (25,902)
                                                           -----------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Netrealized gain (loss) on:
     Investments transactions ............................    (556,738)   (1,192,167)     (303,825)     (912,051)     (954,099)
     Foreign currency transactions .......................      (2,171)      (19,952)      184,450           712       153,771
     Forward foreign currency transactions ...............      (1,038)      (10,439)      (15,830)      (34,767)      (21,811)
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ..............................     523,476       402,220     1,015,997       626,769       645,658
                                                           -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES ................................     (36,471)     (820,338)      880,792      (319,337)     (176,481)
                                                           -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .... $   (56,738)  $  (883,750)  $   857,206   $  (389,337)  $  (202,383)
                                                           ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
1 Allocated from Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia
  Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio, as applicable.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                         FOR THE SIX        FOR THE     FOR THE SIX       FOR THE      FOR THE SIX        FOR THE
                                        MONTHS ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED     MONTHS ENDED     YEAR ENDED
                                     FEB. 28, 2002 1  AUG. 31, 2001 FEB. 28, 2002 1 AUG. 31, 2001  FEB. 28, 2002 1  AUG. 31, 2001


                                                           TOP 50                        TOP 50                          TOP 50
                                                       WORLD FUND                   EUROPE FUND                       ASIA FUND
                                                  ---------------            ------------------                   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in
      excess of) income ..................$  (20,267)  $   (37,370)   $   (63,412)   $   (45,368)      $  (23,586)   $    13,387
   Net realized gain (loss) on
     investment and foreign
     currency transactions ...............  (559,947)     (730,127)    (1,222,558)    (1,162,223)        (135,205)     4,051,871
   Net change in unrealized appreciation/
     depreciation on investments and
    foreign currencies ...................   523,476    (1,658,426)       402,220     (2,478,136)       1,015,997    (14,849,873)
                                          ----------   -----------    -----------    -----------      -----------    -----------
   Net increase (decrease) in net
     assets from operations ..............   (56,738)   (2,425,923)      (883,750)    (3,685,727)         857,206    (10,784,615)
                                          ----------   -----------    -----------    -----------      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income: ................
      Class A Shares .....................        --            --             --             --         (374,368)            --
      Class B Shares .....................        --            --             --             --          (21,913)            --
      Class C Shares .....................        --            --             --             --           (1,713)            --
   Net realized gains:
      Class A Shares .....................        --      (103,894)            --        (76,183)              --     (4,089,081)
      Class B Shares .....................        --      (140,072)            --        (92,662)              --       (377,209)
      Class C Shares .....................        --        (6,435)            --        (14,602)              --        (18,381)
                                          ----------   -----------    -----------    -----------      -----------    -----------
   Total distributions ...................        --      (250,401)            --       (183,447)        (397,994)    (4,484,671)
                                          ----------   -----------    -----------    -----------      -----------    -----------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .....   386,368     8,199,311      4,395,839     14,773,476        8,296,481     76,126,114
   Net dividend reinvestments ............        --       196,134             --        103,106          319,870      3,385,708
   Net cost of shares redeemed ...........  (952,463)   (8,862,922)    (5,553,603)   (20,364,598)      (9,953,271)   (92,189,928)
                                          ----------   -----------    -----------    -----------      -----------    -----------
   Net decrease in net assets from
     capital share transactions ..........  (566,095)     (467,477)    (1,157,764)    (5,488,016)      (1,336,920)   (12,678,106)
                                          ----------   -----------    -----------    -----------      -----------    -----------
TOTAL DECREASE IN NET ASSETS .............  (622,833)   (3,143,801)    (2,041,514)    (9,357,190)        (877,708)   (27,947,392)
NET ASSETS
   Beginning of period ................... 4,224,069     7,367,870      9,842,217     19,199,407        7,163,896     35,111,288
                                          ----------   -----------    -----------    -----------      -----------    -----------
   End of period .........................$3,601,236 2 $ 4,224,069 2  $ 7,800,703 3  $ 9,842,217 3    $ 6,286,188 4  $ 7,163,896 4
                                          ==========   ===========    ===========    ===========      ===========    ===========

                                               FOR THE SIX         FOR THE      FOR THE SIX        FOR THE
                                              MONTHS ENDED      YEAR ENDED     MONTHS ENDED     YEAR ENDED
                                           FEB. 28, 2002 1   AUG. 31, 2001  FEB. 28, 2002 1  AUG. 31, 2001

                                                                   EUROPEAN
                                                                   MID-CAP                        JAPANESE
                                                                      FUND                     EQUITY FUND
                                                              ------------                ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in
      excess of) income .................     $   (70,000)    $    (73,696)     $  (25,902)   $    (82,524)
   Net realized gain (loss) on
     investment and foreign
     currency transactions ..............        (946,106)      (7,195,845)       (822,139)        (19,395)
   Net change in unrealized appreciation/
     depreciation on investments and
    foreign currencies ..................         626,769       (9,347,281)        645,658      (2,592,770)
                                              -----------     ------------     -----------    ------------
   Net increase (decrease) in net
     assets from operations .............        (389,337)     (16,616,822)       (202,383)     (2,694,689)
                                              -----------     ------------     -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income: ...............
      Class A Shares ....................              --         (203,239)        (78,392)             --
      Class B Shares ....................              --          (33,831)       (178,157)             --
      Class C Shares ....................              --           (9,836)        (18,579)             --
   Net realized gains:
      Class A Shares ....................              --         (549,025)             --        (439,383)
      Class B Shares ....................              --         (313,297)             --        (871,861)
      Class C Shares ....................              --          (91,727)             --         (18,370)
                                              -----------     ------------     -----------    ------------
   Total distributions ..................              --       (1,200,955)       (275,128)     (1,329,614)
                                              -----------     ------------     -----------    ------------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ....       2,533,747      133,725,428       3,060,449      11,559,587
   Net dividend reinvestments ...........              --          749,254          96,117         420,511
   Net cost of shares redeemed ..........      (5,264,166)    (144,806,646)     (3,957,820)    (12,327,134)
                                              -----------     ------------     -----------    ------------
   Net decrease in net assets from
     capital share transactions .........      (2,730,419)     (10,331,964)       (801,254)       (347,036)
                                              -----------     ------------     -----------    ------------
TOTAL DECREASE IN NET ASSETS ............      (3,119,756)     (28,149,741)     (1,278,765)     (4,371,339)
NET ASSETS
   Beginning of period ..................      11,640,567       39,790,308       4,621,638       8,992,977
                                              -----------     ------------     -----------    ------------
   End of period ........................     $ 8,520,811 5   $ 11,640,567 5   $ 3,342,873 6  $  4,621,638 6
                                              ===========     ============     ===========    ============

--------------------------------------------------------------------------------
1 Unaudited.
2 Includes accumulated expenses in excess of income of $(25,205) for the six months ended 2/28/02 and $(4,938) for the year 2001.
3 Includes accumulated expenses in excess of income of $(116,418) for the six months ended 2/28/02 and $(53,007) for the year 2001.
4 Includes accumulated expenses in excess of (distributions in excess of) income of $(270,448) for the six months ended 2/28/02 and $151,132 for the year 2001. 5 Includes accumulated expenses in excess of income of $(230,122) for the six months ended 2/28/02 and $(160,122) for the year 2001.
6 Includes accumulated expenses in excess of (distributions in excess of) income of $(60,224) for the six months ended 2/28/02 and $240,806 for the year 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      28-29

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 WORLD FUND--                                                                                 FOR THE PERIOD
 CLASS A SHARES                        FOR THE SIX                                                   OCT. 2, 1997 2
                                      MONTHS ENDED                                                          THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                            2002 1            2001             2000            1999            1998
                                      ------------            ----             ----            ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................... $12.59          $19.44           $17.35          $12.35          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ....................  (0.04)3         (0.03)3          (0.09)           0.01            0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................  (0.11)          (6.21)            2.34            5.18           (0.16)
                                            ------          ------           ------          ------          ------
Total from investment operations ..........  (0.15)          (6.24)            2.25            5.19           (0.15)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................     --              --               --            0.00 4            --
   Net realized gains .....................     --           (0.61)           (0.16)          (0.19)             --
                                            ------          ------           ------          ------          ------
Total distributions .......................     --           (0.61)           (0.16)          (0.19)             --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............ $12.44          $12.59           $19.44          $17.35          $12.35
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN5 ..................  (1.19)%        (32.75)%          12.95%          42.19%          (1.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................... $2,048          $2,112           $3,236          $2,776            $181
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .................  (0.66)%6        (0.20)%          (0.49)%          0.13%           0.13%6
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Top 50
        World Portfolio ...................   1.60%6          1.60%            1.60%           1.60%           1.60%6
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio .........................   8.30%6          6.52%            6.25%          10.56%         127.49%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
6 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 WORLD FUND--                                                                                 FOR THE PERIOD
 CLASS B SHARES                        FOR THE SIX                                                    MAY 4, 1998 2
                                      MONTHS ENDED                                                          THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                            2002 1            2001             2000            1999            1998
                                      ------------            ----             ----            ----  --------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .....................$10.96          $17.14          $ 15.43         $ 11.08          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Expenses in excess of income ............ (0.08)3         (0.14)3          (0.12)          (0.02)          (0.01)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies .................... (0.09)          (5.43)            1.99            4.56           (1.41)
                                            ------          ------           ------          ------          ------
Total from investment operations ........... (0.17)          (5.57)            1.87            4.54           (1.42)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................    --              --               --            0.00 4            --
   Net realized gains ......................    --           (0.61)           (0.16)          (0.19)             --
                                            ------          ------           ------          ------          ------
Total distributions ........................    --           (0.61)           (0.16)          (0.19)             --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD .............$10.79          $10.96           $17.14          $15.43          $11.08
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 5 .................. (1.55)%        (33.25)%          12.10%          41.14%         (11.36)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ........................$1,435          $1,936           $4,029          $2,131             $90
   Ratios to average net assets:
     Expenses in excess of income .......... (1.42)%6        (1.02)%          (1.25)%         (0.64)%         (0.84)%6
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio ..........................  2.35%6          2.35%            2.35%           2.35%           2.35%6
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 World
        Portfolio ..........................  9.03%6          7.24%            7.07%          12.29%         128.24%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
6 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 WORLD FUND--                                                                            FOR THE PERIOD
 CLASS C SHARES                                         FOR THE SIX               FOR THE       MAY 31, 2000 2
                                                       MONTHS ENDED            YEAR ENDED              THROUGH
                                                FEBRUARY 28, 2002 1       AUGUST 31, 2001      AUGUST 31, 2000
                                                -------------------       --------------       ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD. .....................  $10.96               $17.14                $16.44
                                                             ------               ------                ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...........................   (0.08)3              (0.12)3               (0.01)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...................   (0.09)               (5.45)                 0.71
                                                             ------               ------                ------
Total from investment operations ..........................   (0.17)               (5.57)                 0.70
                                                             ------               ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains .....................................      --                (0.61)                   --
                                                             ------               ------                ------
Total distributions .......................................      --                (0.61)                   --
                                                             ------               ------                ------
NET ASSET VALUE, END OF PERIOD ............................  $10.79               $10.96                $17.14
                                                             ======               ======                ======
TOTAL INVESTMENT RETURN 4 .................................   (1.55)%             (33.25)%                4.20%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...............    $118                 $176                  $103
   Ratios to average net assets:
     Expenses in excess of income .........................   (1.42)%5             (0.90)%               (0.77)%5
     Expenses after waivers and/or
        reimbursements, including
        expenses of the
        Top 50 World Portfolio ............................    2.35%5               2.35%                 2.35%5
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 World Portfolio ............    9.07%5               7.36%                 8.24%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 EUROPE FUND--                                                                                FOR THE PERIOD
 CLASS A SHARES                        FOR THE SIX                                                   OCT. 2, 1997 2
                                      MONTHS ENDED                                                          THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                            2002 1            2001             2000            1999            1998
                                      ------------            ----             ----            ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................... $12.12          $16.47           $13.40          $13.03          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ....................  (0.06)3          0.07            (0.03)           0.04            0.02
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................  (1.11)          (4.23)            3.10            0.33            0.51
                                            ------          ------           ------          ------          ------
Total from investment operations ..........  (1.17)          (4.16)            3.07            0.37            0.53
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains .....................     --           (0.19)              --              --              --
                                            ------          ------           ------          ------          ------
Total distributions .......................     --           (0.19)              --              --              --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............ $10.95          $12.12           $16.47          $13.40          $13.03
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 4 .................  (9.65)%        (25.47)%          22.91%           2.84%           4.24%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................  $3,786          $4,828          $10,912          $3,796          $1,208
   Ratios to average net assets:
      Net investment income ...............   (1.13)%5         0.06%            0.02%           0.44%           0.50%5
      Expenses after waivers and/or
         reimbursements, including
         expenses of the Top 50
         Europe Portfolio .................    1.60%5          1.60%            1.60%           1.60%           1.60%5
      Expenses before waivers and/or
         reimbursements, including
         expenses of the Top 50
         Europe Portfolio .................    5.26%5          4.19%            3.86%           4.73%          16.53%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 EUROPE FUND--                                                                                FOR THE PERIOD
 CLASS B SHARES                        FOR THE SIX                                                 MARCH 30, 1998 2
                                      MONTHS ENDED                                                          THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                            2002 1            2001             2000            1999            1998
                                      ------------            ----             ----            ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................... $10.57          $14.51           $11.89          $11.65          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Expenses in excess of income ...........  (0.09)3         (0.13)           (0.12)          (0.04)          (0.01)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................  (0.96)          (3.62)            2.74            0.28           (0.84)
                                            ------          ------           ------          ------          ------
Total from investment operations ..........  (1.05)          (3.75)            2.62            0.24           (0.85)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains .....................     --           (0.19)              --              --              --
                                            ------          ------           ------          ------          ------
Total distributions .......................     --           (0.19)              --              --              --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............ $ 9.52          $10.57           $14.51          $11.89          $11.65
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 4 .................  (9.93)%        (26.09)%          22.04%           2.06%          (6.80)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................... $3,489          $4,238           $7,234          $6,395          $3,120
   Ratios to average net assets:
      Expenses in excess of income ........  (1.87)%5        (0.75)%          (0.79)%         (0.46)%         (0.46)%5
      Expenses after waivers and/or
         reimbursements, including
         expenses of the Top 50
         Europe Portfolio .................   2.35%5          2.35%            2.35%           2.35%           2.35%5
      Expenses before waivers and/or
         reimbursements, including
         expenses of the Top 50
         Europe Portfolio .................   6.01%5          4.93%            4.61%           5.39%          17.28%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 EUROPE FUND--                                                                                FOR THE PERIOD
 CLASS C SHARES                                        FOR THE SIX                                  SEPT. 2, 1998 2
                                                      MONTHS ENDED              FOR THE YEARS ENDED         THROUGH
                                                      FEBRUARY 28,                       AUGUST 31,      AUGUST 31,
                                                            2002 1            2001             2000            1999
                                                      ------------            ----             ----   -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................... $11.53          $15.80           $12.95          $12.50
                                                            ------          ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...........................  (0.10)3         (0.10)           (0.13)          (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...................  (1.06)          (3.98)            2.98            0.48
                                                            ------          ------           ------          ------
Total from investment operations ..........................  (1.16)          (4.08)            2.85            0.45
                                                            ------          ------           ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains .....................................     --           (0.19)              --              --
                                                            ------          ------           ------          ------
 Total distributions ......................................     --           (0.19)              --              --
                                                            ------          ------           ------          ------
NET ASSET VALUE, END OF PERIOD ............................ $10.37          $11.53           $15.80          $12.95
                                                            ======          ======           ======          ======
TOTAL INVESTMENT RETURN 4 ................................. (10.06)%        (26.05)%          22.01%           3.60%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...............   $525            $776           $1,053           $ 967
   Ratios to average net assets:
      Expenses in excess of income ........................  (1.88)%5        (0.69)%          (0.79)%         (0.31)%5
      Expenses after waivers and/or
         reimbursements, including expenses
         of the Top 50 Europe Portfolio ...................   2.35%5          2.35%            2.35%           2.35%5
      Expenses before waivers and/or
         reimbursements, including expenses
         of the Top 50 Europe Portfolio ...................   6.00%5          4.93%            4.61%           5.97%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA FUND--                                                                                   FOR THE PERIOD
 CLASS A SHARES                         FOR THE SIX                                                  OCT. 14, 1997 2
                                       MONTHS ENDED                                                          THROUGH
                                       FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,       AUGUST 31,
                                            2002 1            2001             2000            1999             1998
                                       -----------            ----             ----            ----   --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ..................   $10.85          $21.06           $18.79          $ 8.18          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ..................    (0.03)3          0.023           (0.10)          (0.10)           0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies .................     1.38           (7.59)            3.46           10.72           (4.33)
                                            ------          ------           ------          ------          ------
Total from investment operations ........     1.35           (7.57)            3.36           10.62           (4.32)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................    (0.73)             --            (0.26)          (0.01)             --
   Net realized gains ...................       --           (2.64)           (0.83)             --              --
                                            ------          ------           ------          ------          ------
Total distributions .....................    (0.73)          (2.64)           (1.09)          (0.01)             --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ..........   $11.47          $10.85           $21.06          $18.79          $ 8.18
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 4 ...............    12.75%         (38.70)%          17.54%         130.00%         (34.56)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .....................   $5,162          $5,718          $30,120         $23,954             $41
   Ratios to average net assets:
      Net investment (expenses in
         excess of) income ..............    (0.55)%5         0.13%           (0.58)%         (0.34)%          0.15%5
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Top 50 Asia
        Portfolio .......................     1.60%5          1.60%            1.60%           1.60%           1.60%5
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Top 50 Asia
        Portfolio .......................     7.14%5          3.12%            2.28%           3.50%         247.05%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA FUND--                                                                                   FOR THE PERIOD
 CLASS B SHARES                         FOR THE SIX                                                    MAY 5, 1998 2
                                       MONTHS ENDED                                                          THROUGH
                                       FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,       AUGUST 31,
                                            2002 1            2001             2000            1999             1998
                                       -----------            ----             ----            ----  ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ..................   $12.42          $23.78           $21.21          $ 9.28          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Expenses in excess of income .........    (0.08)3         (0.10)3          (0.45)          (0.12)          (0.02)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies .................     1.60           (8.62)            4.05           12.06           (3.20)
                                            ------          ------           ------          ------          ------
Total from investment operations ........     1.52           (8.72)            3.60           11.94           (3.22)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................    (0.21)             --            (0.20)          (0.01)             --
   Net realized gains ...................       --           (2.64)           (0.83)             --              --
                                            ------          ------           ------          ------          ------
Total distributions .....................    (0.21)          (2.64)           (1.03)          (0.01)             --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ..........   $13.73          $12.42           $23.78          $21.21          $ 9.28
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 4 ...............    12.31%         (39.16)%          16.68%         128.65%         (25.76)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .....................   $1,013          $1,353           $4,867          $3,667             $50
   Ratios to average net assets:
      Expenses in excess of income ......    (1.34)%5        (0.62)%          (1.31)%         (1.32)%         (0.51)%5
      Expenses after waivers and/or
         reimbursements, including
         expenses of the Top 50 Asia
         Portfolio ......................     2.35%5          2.35%            2.35%           2.35%           2.35%5
      Expenses before waivers and/or
         reimbursements, including
         expenses of the Top 50 Asia
         Portfolio ......................     7.89%5          3.86%            3.02%           3.75%         247.80%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA FUND--                                                                                  FOR THE PERIOD
 CLASS C SHARES                                              FOR THE SIX              FOR THE        MAY 31, 2000 2
                                                            MONTHS ENDED           YEAR ENDED               THROUGH
                                                     FEBRUARY 28, 2002 1      AUGUST 31, 2001       AUGUST 31, 2000
                                                     -------------------      ---------------       ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................  $12.43               $23.79                $23.33
                                                                  ------               ------                ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................   (0.08)3              (0.10)3               (0.02)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ........................    1.60                (8.62)                 0.48
                                                                  ------               ------                ------
Total from investment operations ...............................    1.52                (8.72)                 0.46
                                                                  ------               ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................   (0.21)                  --                    --
   Net realized gains ..........................................      --                (2.64)                   --
                                                                  ------               ------                ------
Total distributions ............................................   (0.21)               (2.64)                   --
                                                                  ------               ------                ------
NET ASSET VALUE, END OF PERIOD .................................  $13.74               $12.43                $23.79
                                                                  ======               ======                ======
 TOTAL INVESTMENT RETURN 4 .....................................   12.30%              (39.14)%                1.97%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................    $111                  $92                  $124
   Ratios to average net assets:
      Expenses in excess of income .............................   (1.30)%5             (0.60)%               (0.99)%5
      Expenses after waivers and/or reimbursements,
         including expenses of the Top 50 Asia Portfolio .......    2.35%5               2.35%                 2.35%5
      Expenses before waivers and/or reimbursements,
         including expenses of the Top 50 Asia Portfolio .......    7.89%5               3.99%                 3.54%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN MID-CAP FUND--                                                                          FOR THE PERIOD
 CLASS A SHARES                      FOR THE SIX                                                 OCT. 17, 1997 2
                                    MONTHS ENDED                                                         THROUGH
                                    FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                         2002 1            2001             2000            1999            1998
                                    -----------            ----             ----            ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................. $11.88          $22.09           $15.28          $14.22          $12.50
                                         ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .................  (0.07)           0.01            (0.14)          (0.01)           0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ................  (0.22)          (9.59)            7.09            1.26            1.71
                                         ------          ------           ------          ------          ------
Total from investment operations .......  (0.29)          (9.58)            6.95            1.25            1.72
                                         ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............     --           (0.16)              --              --              --
   Net realized gains ..................     --           (0.47)           (0.14)          (0.19)             --
                                         ------          ------           ------          ------          ------
Total distributions ....................     --           (0.63)           (0.14)          (0.19)             --
                                         ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ......... $11.59          $11.88           $22.09          $15.28          $14.22
                                         ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 3 ..............  (2.44)%        (44.09)%          45.73%           8.86%          13.76%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................... $3,259          $4,704          $23,536         $13,907          $2,402
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ..............  (0.99)%4         0.02%           (0.78)%         (0.10)%          0.23%4
     Expenses after waivers and/or
        reimbursements, including
        expenses of theEuropean
        Mid-Cap Portfolio ..............   1.60%4          1.60%            1.60%           1.60%           1.60%4
     Expenses before waivers and/or
        reimbursements, including
        expenses of theEuropean
        Mid-Cap Portfolio ..............   4.89%4          2.70%            2.52%           4.12%          18.86%4

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN MID-CAP FUND--                                                                             FOR THE PERIOD
 CLASS B SHARES                        FOR THE SIX                                                 MARCH 30, 1998 2
                                      MONTHS ENDED                                                          THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                            2002 1            2001             2000            1999            1998
                                       -----------            ----             ----            ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................  $10.23          $19.12           $13.37          $12.55          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Expenses in excess of income ..........   (0.16)          (0.13)           (0.20)          (0.11)          (0.02)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ..................   (0.13)          (8.24)            6.09            1.12            0.07
                                            ------          ------           ------          ------          ------
Total from investment operations .........   (0.29)          (8.37)            5.89            1.01            0.05
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................      --           (0.05)              --              --              --
   Net realized gains ....................      --           (0.47)           (0.14)          (0.19)             --
                                            ------          ------           ------          ------          ------
Total distributions ......................      --           (0.52)           (0.14)          (0.19)             --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ...........  $ 9.94          $10.23           $19.12          $13.37          $12.55
                                            ======          ======           ======          ======          ======
TOTAL INVESTMENT RETURN 3 ................   (2.83)%        (44.48)%          44.32%           8.12%           0.40%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................  $4,152          $5,339          $12,656          $6,940          $4,287
   Ratios to average net assets:
     Expenses in excess of income ........   (1.75)%4        (0.72)%          (1.53)%         (1.06)%         (0.70)%4
     Expenses after waivers and/or
        reimbursements, including
        expenses of the European
        Mid-Cap Portfolio ................    2.35%4          2.35%            2.35%           2.35%           2.35%4
     Expenses before waivers and/or
        reimbursements, including
        expenses of the European
        Mid-Cap Portfolio ................    5.65%4          3.50%            3.28%           4.37%          19.61%4

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN MID-CAP FUND--                                                                              FOR THE PERIOD
 CLASS C SHARES                                        FOR THE SIX                                   SEPT. 2, 1998 2
                                                      MONTHS ENDED             FOR THE YEARS ENDED           THROUGH
                                                      FEBRUARY 28,                       AUGUST 31,       AUGUST 31,
                                                            2002 1            2001            2000              1999
                                                      ------------            ----             ---    --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................   $10.40          $19.43           $13.57          $12.50
                                                            ------          ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........................    (0.16)          (0.11)           (0.18)          (0.06)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .................    (0.13)          (8.40)            6.18            1.32
                                                            ------          ------           ------          ------
 Total from investment operations .......................    (0.29)          (8.51)            6.00            1.26
                                                            ------          ------           ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................       --           (0.05)              --              --
   Net realized gains ...................................       --           (0.47)           (0.14)          (0.19)
                                                            ------          ------           ------          ------
Total distributions .....................................       --           (0.52)           (0.14)          (0.19)
                                                            ------          ------           ------          ------
NET ASSET VALUE, END OF PERIOD ..........................   $10.11          $10.40           $19.43          $13.57
                                                            ======          ======           ======          ======
TOTAL INVESTMENT RETURN 3 ...............................    (2.79)%        (44.46)%          44.42%          10.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted) ................   $1,110          $1,598           $3,598          $1,698
   Expenses in excess of income .........................    (1.74)%4        (0.67)%          (1.52)%         (0.73)%4
   Expenses after waivers and/or reimbursements,
     including expenses of theEuropean
     Mid-Cap Portfolio ..................................     2.35%4          2.35%            2.35%           2.35%4
   Expenses before waivers and/or reimbursements,
     including expenses of theEuropean
     Mid-Cap Portfolio ..................................     5.64%4          3.51%            3.28%           4.89%4

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 JAPANESE EQUITY FUND--                                                                               FOR THE PERIOD
 CLASS A SHARES                        FOR THE SIX                                                   OCT. 20, 1997 2
                                      MONTHS ENDED                                                           THROUGH
                                      FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,       AUGUST 31,
                                            2002 1            2001             2000            1999             1998
                                      ------------            ----             ----            ----   --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ....................  $9.47          $19.85           $20.12          $ 9.85          $12.50
                                             -----          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ....................  (0.02)3         (0.12)3          (0.28)           0.004          (0.07)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................  (0.55)          (6.12)            5.82           10.27           (2.58)
                                             -----          ------           ------          ------          ------
Total from investment operations ..........  (0.57)          (6.24)            5.54           10.27           (2.65)
                                             -----          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................  (1.03)             --               --              --              --
   Net realized gains .....................     --           (4.14)           (5.81)             --              --
                                             -----          ------           ------          ------          ------
Total distributions .......................  (1.03)          (4.14)           (5.81)             --              --
                                             -----          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............  $7.87          $ 9.47           $19.85          $20.12          $ 9.85
                                             =====          ======           ======          ======          ======
TOTAL INVESTMENT RETURN5 ..................  (5.96)%        (37.79)%          25.57%         104.26%         (21.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................   $602          $1,207           $3,262         $11,010             $14
   Ratios to average net assets:
     Expenses in excess of income .........  (0.48)%6        (0.88)%          (1.23)%         (1.29)%         (1.00)%6
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Japanese
        Equity Portfolio ..................   1.60%6          1.60%            1.60%           1.60%           1.60%6
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Japanese
        Equity Portfolio ..................  11.00%6          7.66%            4.32%           5.88%         454.24%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
6 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 JAPANESE EQUITY FUND--                                                                             FOR THE PERIOD
 CLASS B SHARES                       FOR THE SIX                                                  AUG. 10, 1998 2
                                     MONTHS ENDED                                                          THROUGH
                                     FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                           2002 1             2001             2000           1999            1998
                                     ------------             ----             ----           ----  --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................  $12.47          $24.85           $24.58          $12.11          $12.50
                                            ------          ------           ------          ------          ------
INCOME FROM
   INVESTMENT OPERATIONS
   Expenses in excess of income ..........   (0.09)3         (0.27)3          (0.63)          (0.12)          (0.01)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ..................   (0.69)          (7.97)            6.71           12.59           (0.38)
                                            ------          ------           ------          ------          ------
Total from investment operations .........   (0.78)          (8.24)            6.08           12.47           (0.39)
                                            ------          ------           ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................   (0.78)             --               --              --              --
   Net realized gains ....................      --           (4.14)           (5.81)             --              --
                                            ------          ------           ------          ------          ------
Total distributions ......................   (0.78)          (4.14)           (5.81)             --              --
                                            ------          ------           ------          ------          ------
NET ASSET VALUE, END OF PERIOD ...........  $10.91          $12.47           $24.85          $24.58          $12.11
                                            ======          ======           ======          ======          ======-
TOTAL INVESTMENT RETURN4 .................   (6.23)%        (38.32)%          22.66%         102.97%          (3.12)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................  $2,596          $3,134           $5,621          $4,604            $283
   Ratios to average net assets:
     Expenses in excess of income ........   (1.61)%5        (1.62)%          (1.90)%         (1.74)%         (1.25)%5
     Expenses after waivers and/or
        reimbursements, including
        expenses of the Japanese
        Equity Portfolio .................    2.35%5          2.35%            2.35%           2.35%           2.35%5
     Expenses before waivers and/or
        reimbursements, including
        expenses of the Japanese
        Equity Portfolio .................   11.98%5          8.70%            5.35%          14.99%         454.99%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 JAPANESE EQUITY FUND--                                                                              FOR THE PERIOD
 CLASS C SHARES                                              FOR THE SIX              FOR THE        MAY 31, 2000 2
                                                            MONTHS ENDED           YEAR ENDED               THROUGH
                                                     FEBRUARY 28, 2002 1      AUGUST 31, 2001       AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................  $12.48               $24.85                $24.10
                                                                  ------               ------                ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................   (0.10)3              (0.26)3               (0.04)
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ........................   (0.70)               (7.97)                 0.79
                                                                  ------               ------                ------
Total from investment operations ...............................   (0.80)               (8.23)                 0.75
                                                                  ------               ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................   (0.78)                  --                    --
   Net realized gains ..........................................      --                (4.14)                   --
                                                                  ------               ------                ------
Total distributions ............................................   (0.78)               (4.14)                   --
                                                                  ------               ------                ------
NET ASSET VALUE, END OF PERIOD .................................  $10.90               $12.48                $24.85
                                                                  ======               ======                ======-
TOTAL INVESTMENT RETURN 4 ......................................   (6.40)%             (38.27)%                3.11%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................    $145                 $281                  $110
   Ratios to average net assets:
     Expenses in excess of income ..............................   (1.69)%5             (1.70)%               (2.07)%5
     Expenses after waivers and/or reimbursements,
        including expenses of the
        Japanese Equity Portfolio ..............................    2.35%5               2.35%                 2.35%5
     Expenses before waivers and/or reimbursements,
        including expenses of the
        Japanese Equity Portfolio ..............................   11.42%5               8.92%                 8.74%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using the average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Deutsche Investors Funds, Inc. (the 'Company') (formerly Flag Investors Funds, Inc.) is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as an open-end management investment company. The Company is organized as a corporation under the laws of the state of Maryland. The Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, European Mid-Cap Fund and Japanese Equity Fund are series of the Company.

Each Fund offers three classes of shares. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Fund is as follows: The Top 50 World Fund seeks to achieve a high level of capital appreciation, and as a secondary objective, reasonable dividend income by investing in equity securities of approximately 50 companies in the world. The Top 50 Europe Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income by investing in equity securities of approximately 50 companies in Europe. The Top 50 Asia Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income by investing in equity securities of approximately 50 companies in Asia. The European Mid-Cap Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income by investing in smaller and mid-size European companies. The Japanese Equity Fund seeks high capital appreciation by investing in large and mid-sized companies in Japan which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. Each of the Funds seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio (each a 'Portfolio'), a series of Deutsche Investors Portfolios Trust, an open-end management investment company registered under the 1940 Act. Details concerning the Funds' investment objectives and policies and the risk factors associated with each Fund's investments are described in their Prospectuses and Statements of Additional Information.

The Portfolios' financial statements accompany this report.

B. VALUATION OF SECURITIES
Each Fund determines the value of its investment in its corresponding Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets. On February 28, 2002, each Fund owned approximately the following percentage of it's corresponding Portfolio:

Fund            Percentage     Portfolio
----            ----------     ---------
Top 50 World           19%     Top 50 World Portfolio
Top 50 Europe          42%     Top 50 Europe Portfolio
Top 50 Asia            73%     Top 50 Asia Portfolio
European Mid-Cap       39%     European Mid-Cap Portfolio
Japanese Equity        65%     Japanese Equity Portfolio

The Portfolios' policies for determining the value of their net assets are discussed in the Portfolios' Financial Statements, which accompany this report.

C. INVESTMENT INCOME AND OTHER
Each Fund receives a daily allocation of each corresponding Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
Each Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. Each Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by Deutsche Funds Management, Inc. ('DFM'), an indirect wholly owned subsidiary of Deutsche Bank AG and the Company's first investment manager, and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Funds.

G. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Fund's Administrator. Each Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.065% of 1% on the first $200 million and 0.0525% of 1% on the amount in excess excess of $200 million, subject to a minimum fee of $75,000 annually.

ICCC, in its capacity as Advisor and Administrator has contractually agreed to waive its fees and/or reimburse expenses of each Fund through December 31, 2002, to the extent necessary, to limit all expenses to the following percentages of the average daily net assets of each Fund:

                    Class A       Class B      Class C
Fund                 Shares        Shares       Shares
----                -------       -------      -------
Top 50 World          1.60%         2.35%        2.35%
Top 50 Europe         1.60%         2.35%        2.35%
Top 50 Asia           1.60%         2.35%        2.35%
European Mid-Cap      1.60%         2.35%        2.35%
Japanese Equity       1.60%         2.35%        2.35%

ICCC is each Fund's transfer agent. Each Fund pays the transfer agent a per account fee which is calculated daily and paid monthly.

Certain officers and directors of the Funds are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is each Fund's Distributor. Each Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Each Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%.

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--CAPITAL SHARE TRANSACTIONS
There are 250,000,000 capital shares authorized for each Fund. Transactions in capital shares were as follows:

                                       Top 50 World Fund
        ------------------------------------------------
                                          Class A Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold          26,090   $ 321,444    504,750  $ 7,253,807
Reinvested        --          --      6,169       99,386
Redeemed     (29,204)   (364,049)  (509,616)  (7,267,401)
            --------   ---------   --------  -----------
Net increase
  (decrease)  (3,114)  $ (42,605)     1,303  $    85,792
            ========   =========   ========  ===========

                                          Class B Shares
                    ------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold           5,686   $  62,811     51,286  $   766,346
Reinvested        --          --      6,405       90,313
Redeemed     (49,351)   (531,381)  (116,036)  (1,550,833)
            --------   ---------   --------  -----------
Net decrease (43,665)  $(468,570)   (58,345) $  (694,174)
            ========   =========   ========  ===========

                                          Class C Shares
        ------------------------    --------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
         --------------------------------------  -------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold             198    $  2,113     13,023     $179,158
Reinvested        --          --        456        6,435
Redeemed      (5,276)    (57,033)    (3,413)     (44,688)
            --------   ---------   --------  -----------
Net increase
  (decrease)  (5,078)   $(54,920)    10,066     $140,905
            ========   =========   ========  ===========

--------------------------------------------------------
1 Unaudited.

                                     Top 50 Europe Fund
        ------------------------------------------------
                                          Class A Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold         396,312 $ 4,375,224    973,929 $ 13,880,954
Reinvested        --          --      3,922       58,480
Redeemed    (448,828) (5,025,278)(1,242,004) (18,291,728)
            --------   ---------   --------  -----------
Net decrease (52,516)$  (650,054) (264,153) $ (4,352,294)
            ========   =========   ========  ===========

                                          Class B Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold           2,115   $  20,416     47,349  $   607,769
Reinvested        --          --      3,057       39,948
Redeemed     (36,264)   (353,355)  (148,336)  (1,831,560)
            --------   ---------   --------  -----------
Net decrease (34,149)  $(332,939)   (97,930) $(1,183,843)
            ========   =========   ========  ===========

                                          Class C Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold              19    $    200     19,743    $ 284,753
Reinvested        --          --        328        4,678
Redeemed     (16,710)   (174,971)   (19,365)    (241,310)
            --------   ---------   --------  -----------
Net increase
  (decrease) (16,691)  $(174,771)       706    $  48,121
            ========   =========   ========  ===========

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                       Top 50 Asia Fund
        ------------------------------------------------
                                          Class C Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold         772,087   $8,176,415 5,284,023$ 75,542,497
Reinvested    27,930      306,387   222,867   3,223,402
Redeemed    (877,096)  (9,352,377)(6,410,283)(89,701,154)
            --------   ---------   --------  -----------
Net decrease (77,079)  $ (869,575) (903,393)$(10,935,255)
            ========   =========   ========  ===========

                                          Class B Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold           8,017    $  98,738    13,561 $   222,173
Reinvested       918       12,078     8,782     146,336
Redeemed     (44,101)    (585,444) (118,047) (2,141,412)
            --------   ---------   --------  -----------
Net decrease (35,166)   $(474,628)  (95,704)$(1,772,903)
            ========   =========   ========  ===========

                                          Class C Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold           1,901    $ 21,328     23,601    $ 361,444
Reinvested       107       1,405        963       15,970
Redeemed      (1,324)    (15,450)   (22,359)    (347,362)
            --------   ---------   --------  -----------
Net increase     684    $  7,283      2,205    $  30,052
            ========   =========   ========  ===========

                                    European Mid-Cap Fund
        -------------------------------------------------
                                           Class A Shares
        -------------------------------------------------
        For the Six Months Ended       For the Year Ended
             February 28, 2002 1          August 31, 2001
        ------------------------    ---------------------
              Shares      Amount     Shares        Amount
             -------    --------    -------    ----------
Sold         224,823 $ 2,511,902  8,873,313 $ 130,019,555
Reinvested        --          --     35,216       564,137
Redeemed    (339,726) (3,818,387)(9,578,034) (139,152,671)
            --------   ---------   -------- -------------
Net decrease(114,903)$(1,306,485)  (669,505)$  (8,568,979)
            ========   =========   ======== =============

                                          Class B Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold           2,168  $   20,045    152,787  $ 2,034,426
Reinvested        --          --     10,528      145,747
Redeemed    (106,745) (1,016,099)  (303,205)  (3,692,889)
            --------  ----------   --------  -----------
Net decrease(104,577) $ (996,054)  (139,890) $(1,512,716)
            ========  ===========  ========  ===========

--------------------------------------------------------------------------------
1 Unaudited.

                                          Class C Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold             190     $  1,800   130,101  $ 1,671,447
Reinvested        --           --     2,798       39,370
Redeemed     (44,117)    (429,680) (164,408)  (1,961,086)
            --------  ----------   --------  -----------
Net decrease (43,927)   $(427,880)  (31,509) $  (250,269)
            ========  ===========  ========  ===========

--------------------------------------------------------------------------------

Deutsche Investors Funds, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                    Japanese Equity Fund
        ------------------------------------------------
                                          Class A Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold          79,594  $  671,948    771,358  $ 9,235,906
Reinvested     7,002      54,826     21,063      286,883
Redeemed    (137,451) (1,228,955)  (829,263) (10,542,825)
            --------  ----------   -------- ------------
Net decrease (50,855) $ (502,181)   (36,842)$ (1,020,036)
            ========  ==========  ========  ============

                                          Class B Shares
        ------------------------------------------------
        For the Six Months Ended      For the Year Ended
             February 28, 2002 1         August 31, 2001
        ------------------------    --------------------
              Shares      Amount     Shares       Amount
             -------    --------    -------   ----------
Sold          23,398   $ 267,941     69,232   $1,149,492
Reinvested     2,280      24,784      6,382      115,258
Redeemed     (38,945)   (451,912)   (50,617)    (873,756)
            --------  ----------   --------   ----------
Net increase
  (decrease) (13,267)  $(159,187)    24,997   $  390,994
            ========  ==========   ========   ==========

--------------------------------------------------------------------------------
1 Unaudited.

                                           Class C Shares
         ------------------------------------------------
         For the Six Months Ended      For the Year Ended
              February 28, 2002 1         August 31, 2001
         ------------------------    --------------------
              Shares       Amount     Shares       Amount
             -------     --------    -------   ----------
Sold         185,651  $ 2,120,560     76,754  $1,174,189
Reinvested     1,517       16,507      1,017      18,370
Redeemed    (196,458)  (2,276,953)   (59,669)   (910,553)
            --------  -----------   --------  ----------
Net increase
  (decrease)  (9,290) $  (139,886)   18,102   $  282,006
            ========  ===========   ========  ==========

NOTE 5--CONCENTRATION OF OWNERSHIP
From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At February 28, 2002, each Fund had the following number of shareholders who held in the aggregate the following percent of shares:

                      Number of       % of Outstanding
Fund               Shareholders                 Shares
----               ------------       ----------------
Top 50 World                  3                    43%
Top 50 Asia                   2                    24%
European Mid-Cap              1                    38%
Japanese Equity               1                    53%

NOTE 6--SIGNIFICANT EVENTS
On December 19, 2001, the Board of Directors approved closing the Funds to new shareholders as of December 20, 2001. The Funds are scheduled to be liquidated in the summer of 2002.

--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--74.60%
              AUSTRALIA--1.61%
     48,258   News Corporation Ltd. (The) . $  304,235
                                            ----------
              FINLAND--1.83%
     16,500   Nokia Oyj1 ..................    345,006
                                            ----------
              FRANCE--9.52%
      5,800   Aventis SA ..................    430,257
     12,664   AXA Company1 ................    236,094
      4,136   L'Oreal SA ..................    289,107
      8,273   LVMH Moet Hennessy Louis
               Vuitton SA .................    386,477
      3,102   Total Fina Elf SA--B1 .......    455,933
                                            ----------
                                             1,797,868
                                            ----------
              GERMANY--5.85%
      2,000   Allianz AG1 .................    447,776
      5,515   Schering AG1 ................    329,678
      5,515   Siemans AG ..................    325,861
                                            ----------
                                             1,103,315
                                            ----------
              JAPAN--3.59%
      6,000   Fuji Photo Film Co., Ltd. ...    189,033
      8,200   Sony Corp. ..................    372,212
      4,500   Yamanouchi Pharmaceutical
                Co., Ltd. .................    117,250
                                            ----------
                                               678,495
                                            ----------
              REPUBLIC OF KOREA--1.06%
      1,530   Samsung Electronics .........    200,812
                                            ----------
              NETHERLANDS--1.09%
     10,000   ASML Holding NV1 ............    205,029
                                            ----------
              SWITZERLAND--1.78%
      1,517   Nestle SA--Registered .......    335,074
                                            ----------
              TAIWAN--1.97%
     22,831   Taiwan Semiconductor--ADR ...    371,004
                                            ----------
              UNITED KINGDOM--8.28%
     48,250   BP Amoco Plc ................    396,978
     12,409   Glaxo Smithkline Plc ........    302,167
     43,433   Shell Trnspt & Trdg .........    301,827
    103,411   Tesco PLC ...................    368,078
    102,729   Vodafone Group PLC ..........    194,071
                                            ----------
                                             1,563,121
                                            ----------
              UNITED STATES--38.02%
      4,800   Abbott Laboratories .........    271,440
     10,000   American Express Co. ........    364,500
      3,000   American Home Products Corp.     190,650
      3,700   Amgen, Inc.1 ................    214,526
     13,000   AOL Time Warner, Inc.1 ......    322,400

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
      3,792   Boeing Co. .................. $  174,280
      6,000   Bristol-Myers Squibb Co. ....    282,000
      4,420   Chevron Texaco Corp. ........    373,225
      6,894   Cisco Systems, Inc.1 ........     98,377
      6,411   Citigroup, Inc. .............    290,098
      3,454   Coca-Cola Co. ...............    163,685
      2,417   Colgate-Palmolive Co. .......    135,304
      6,894   EMC Corp.1 ..................     75,144
      9,652   Exxon Mobil Corp. ...........    398,628
      8,000   Gillette Co. ................    273,520
      9,652   Intel Corp. .................    275,854
      2,600   International Business Machines
               Corp. ......................    255,112
      3,068   Johnson & Johnson ...........    186,841
      6,274   Medtronic, Inc. .............    279,444
      3,792   Microsoft Corp.1 ............    221,225
      7,583   Millennium Pharmaceuticals ..    142,409
      5,515   Morgan Stanley Dean
                 Witter & Co. .............    270,897
     20,682   Oracle Corp. ................    343,735
      4,826   Pfizer, Inc. ................    197,673
      5,515   Pharmacia Corp. .............    226,391
      4,481   Procter & Gamble Co. ........    379,944
      7,790   Schlumberger Ltd. ...........    453,456
     13,788   The Walt Disney Co. .........    317,124
                                            ----------
                                             7,177,882
                                            ----------
TOTAL COMMON STOCKS
   (Cost $13,970,872) ..................... 14,081,841
                                            ----------
TOTAL INVESTMENTS
   (Cost $13,970,872) ............  74.60%  $14,081,841
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  25.40    4,795,128
                                   ------  -----------
NET ASSETS ....................... 100.00% $18,876,969
                                   ======  ===========

--------------------------------------------------------------------------------
1 Non-income producing security.

 SECTOR ALLOCATION
 By Sector as of February 28, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Health Care ...............................  22.51%
   Information Technology ....................  17.01
   Energy ....................................  16.90
   Consumer Staples ..........................  13.81
   Consumer Discretionary ....................  13.42
   Financials ................................  11.44
   Industrials ...............................   3.53
   Telecommunication Services ................   1.38
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--75.59%
              DENMARK--1.03%
      2,800   Coloplast A/S--B ............ $  193,577
                                            ----------
              FINLAND--2.67%
     24,000   Nokia OYJ1 ..................    501,827
                                            ----------
              FRANCE--16.54%
      9,500   Aventis SA ..................    704,732
     11,700   AXA Company 1 ...............    218,122
      1,400   Banque Nationale de Paris ...     67,885
      2,800   Cap Gemini SA 1 .............    185,668
     15,600   European Aeronautic Defence and
               Space Co.1 .................    196,630
     10,000   LVMH Moet Hennessy Louis
               Vuitton SA .................    467,154
      6,900   Suez SA1 ....................    192,208
      4,350   Total Fina Elf SA--B 1 ......    639,365
     11,100   Vivendi Universal 1 .........    430,965
                                            ----------
                                             3,102,729
                                            ----------
              GERMANY--20.76%
      1,800   Allianz AG 1 ................    402,998
      4,000   Altana AG 1 .................    200,011
     11,500   BASF AG 1 ...................    443,212
     28,000   Commerzbank AG 1 ............    462,656
      5,200   Daimler-Chrysler AG 1 .......    208,282
      7,000   E. On AG 1 ..................    342,753
        177   Rhoen-Klinikum AG 1 .........      8,456
      2,400   SAP AG 1 ....................    328,046
      6,200   Schering AG 1 ...............    370,626
     10,800   Siemens AG ..................    638,132
     14,650   Suedzucker AG 1 .............    215,453
     18,400   ThyssenKrupp AG 1 ...........    274,105
                                            ----------
                                             3,894,730
                                            ----------
              NETHERLANDS--9.22%
      9,178   Aegon NV 1 ..................    199,768
     40,500   Elsevier NV 1 ...............    518,541
     15,500   ING Groep NV 1 ..............    368,615
     12,271   Koninklijke Ahold NV 1 ......    282,907
     12,500   Qiagen NV 1 .................    196,269
      2,800   Unilever NV--CVA ............    162,777
                                            ----------
                                             1,728,877
                                            ----------

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              NORWAY--0.88%
     20,500   Tomra Systems ASA 1 ......... $  165,517
                                            ----------
              SPAIN--1.58%
     25,500   Telefonica SA 1 .............    297,369
                                            ----------
              SWEDEN--2.03%
     19,000   Securitas AB--B Shares 1 ....     380,054
                                            ----------
              SWITZERLAND--8.69%
     10,300   Credit Suisse Group 1 .......    355,912
      5,600   Roche Holding AG 1 ..........    393,418
      1,000   SGS Societe Generale de
               Surveillance
               Holding SA 1 ...............    191,546
     10,200   STMicroelectronics NV 1 .....    302,399
        500   Swiss Re ....................     44,953
      7,400   UBS AG 1 ....................    342,314
                                            ----------
                                             1,630,542
                                            ----------
              UNITED KINGDOM--12.19%
     27,000   Diageo PLC ..................    320,344
     14,636   Imperial Chemical Industries
                PLC Rts 1 .................     19,640
     23,000   Imperial Chemical
                Industries PLC 1 ..........     92,586
     31,600   Lloyds TSB Group PLC ........    303,507
     51,000   Rentokil Initial PLC ........    192,153
     26,000   Reuters Group PLC 1 .........    192,432
    100,000   Tesco PLC ...................    355,937
    268,000   Vodafone Group PLC ..........    506,293
     29,000   WPP Group PLC ...............    304,750
                                            ----------
                                             2,287,642
                                            ----------
TOTAL COMMON STOCKS
   (Cost $14,581,243) ..................... 14,182,864
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              PREFERRED STOCKS--2.74%
              GERMANY--2.74%
      3,700   Fresenius AG ................ $  257,670
      5,500   Rhoen-Klinikum AG--
                Veraugsakt ................    255,983
                                            ----------
                                               513,653
                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $527,481) ........................    513,653
                                            ----------
TOTAL INVESTMENTS
   (Cost $15,108,724) ............. 78.33% $14,696,517
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................. 21.67    4,065,032
                                   ------  -----------
NET ASSETS ........................100.00% $18,761,549
                                   ======  ===========

--------------------------------------------------------------------------------
1 Non-income producing security.

 SECTOR ALLOCATION
 By Sector as of February 28, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................  18.83%
   Health Care ...............................  17.56
   Consumer Discretionary ....................  14.41
   Industrials ...............................  11.96
   Consumer Staples ..........................   9.10
   Information Technology ....................   9.02
   Materials .................................   5.65
   Telecommunication Services ................   5.48
   Energy ....................................   4.35
   Utilities .................................   3.64
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--88.28%
              AUSTRALIA--10.40%
     16,662   Australia & New Zealand
               Banking Group Ltd. .......... $ 158,856
    120,000   AXA Asia Pacific Holdings Ltd.   183,550
     25,471   BHP Billiton Ltd. ............   155,182
     25,209   News Corporation Ltd. (The) ..   158,926
      4,000   Rio Tinto Ltd. ...............    82,686
     22,000   Woodside Petroleum Ltd. ......   158,784
                                            ----------
                                               897,984
                                            ----------
              CHINA--1.50%
    698,800   PetroChina Co. Ltd. ..........   129,918
                                            ----------
              HONG KONG--8.02%
    110,000   Cathay Pacific Airways .......   165,016
     12,000   Cheung Kong Holdings Ltd. ....   100,009
     50,000   China Mobil Ltd.1 ............   144,245
     12,200   HSBC Holdings PLC ............   135,699
    350,000   Legend Holdings Ltd. .........   148,091
                                            ----------
                                               693,060
                                            ----------
              INDIA--5.67%
     10,000   Dr. Reddy's Laboratories
                Ltd.--ADR ..................   216,900
     10,000   I.T.C. Ltd.--GDR .............   162,500
      2,000   Infosys Technologies
                Ltd.--ADR ..................   110,000
                                            ----------
                                               489,400
                                            ----------
              JAPAN--22.14%
     10,000   Bridgestone Corp. ............   125,798
      5,000   Canon, Inc. ..................   175,072
      2,000   Fanuc Ltd. ...................   102,132
     15,000   Mitsubishi Estate Co. Ltd. ...   104,819
      2,000   Murata Manufacturing Co., Ltd.   124,230
     10,000   Nomura Holdings, Inc.1 .......   114,226
         10   NTT DoCoMo, Inc. .............   103,774
      1,000   Rohm Co., Ltd. ...............   144,462
      5,000   Sony Corp. ...................   226,959
      4,000   Takeda Chemical
                Industries, Ltd. ...........   162,156
      3,000   Tokyo Electron Ltd. ..........   193,736
      7,000   Toyota Motor Corp. ...........   178,730
      6,000   Yamanouchi Pharmaceutical
                Co., Ltd. ..................   156,333
                                            ----------
                                             1,912,427
                                            ----------
              KOREA--14.29%
      3,500   Korea Electric Power Corp. ...    58,254
      9,908   LG Electronics, Inc. .........   296,759
      1,000   Pohang Iron And Steel Co. ....   111,086
      2,955   Samsung Electronics ..........   768,551
                                            ----------
                                             1,234,650
                                            ----------

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              MALAYSIA--0.44%
      5,000   Malaysian Oxygen BHD ......... $  13,158
      5,000   Nylex Malaysia BHD ...........       993
      5,000   OYL Industries BHD ...........    23,684
                                            ----------
                                                37,835
                                            ----------
              PHILIPPINES--0.03%
      8,000   Benpres Holdings
                Corp.--GDR 1 ...............     2,622
                                            ----------
              SINGAPORE--9.48%
    100,000   CapitaLand Ltd. ..............   107,031
     35,000   City Developments Ltd. .......   129,966
     20,000   DBS Group Holdings Ltd. ......   147,440
    160,000   GP Batteries International Ltd.  145,037
     17,000   Singapore Airlines Ltd. ......   126,253
     26,000   Star Cruises Ltd.1 ...........     9,750
     20,182   United Overseas Bank Ltd. ....   153,190
                                            ----------
                                               818,667
                                            ----------
              TAIWAN--14.50%
     40,849   Acer Inc.--GDR ...............   118,871
     22,499   Advanced Semiconducter
               Engineering Inc.--GDR .......    89,546
     63,586   Asustek Computer, Inc.--GDR ..   308,392
        185   Asustek Computer, Inc.--
                GDR--144A 1,2 ..............       897
     35,000   HON HAI Precision
                Industry--GDR ..............   332,500
      4,532   President Enterprise--GDR ....    15,635
     23,779   Taiwan Semiconductor--ADR ....   386,409
                                            ----------
                                             1,252,250
                                            ----------
              UNITED KINGDOM--1.81%
     16,059   Standard Chartered PLC .......   156,736
                                            ----------
TOTAL INVESTMENTS
   (Cost $6,839,318) .............  88.28%  $7,625,549
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  11.72    1,012,198
                                   ------   ----------
NET ASSETS ....................... 100.00%  $8,637,747
                                   ======   ==========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents .01% of net assets at period end. The following abbreviations are used in the portfolio description:
ADR--American Depository Receipt
GDR--Global Depository Receipt

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

 SECTOR ALLOCATION
 By Sector as of February 28, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Information Technology ....................  38.04%
   Financials ................................  19.58
   Consumer Discretionary ....................  13.10
   Industrials ...............................   7.39
   Health Care ...............................   7.03
   Materials .................................   4.74
   Energy ....................................   3.79
   Telecommunication Services ................   3.26
   Consumer Staples ..........................   2.31
   Utilities .................................   0.76
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              COMMON STOCKS--66.71%
              BELGIUM--1.39%
      3,000   Groupe Bruxelles
                Lambert SA 1 ................$ 165,450
      5,000   Interbrew 1 ...................  135,172
                                             ---------
                                               300,622
                                             ---------
              FINLAND--2.16%
     30,000   Fortum OYJ 1 ..................  152,604
      5,000   Sampo OYJ--A Shares 1 .........   38,800
     15,000   Stora Enso OYJ 1 ..............  193,869
      9,500   Teleste OYJ 1 .................   83,006
                                             ---------
                                               468,279
                                             ---------
              FRANCE--4.55%
      6,000   Altran Technologies SA 1 ......  284,964
      2,500   Business Objects SA 1 .........   97,324
      4,500   Business Objects SA--ADR 1 ....  171,540
      3,000   Dassault Systemes SA 1 ........  137,940
      5,000   S.O.I.T.E.C 1 .................  101,174
      3,000   Thales SA 1 ...................   97,713
      3,000   Vivendi Environment 1 .........   94,728
                                             ---------
                                               985,383
                                             ---------
              GERMANY--26.51%
      2,000   Adidas AG 1 ...................  129,246
      7,500   Altana AG 1 ...................  375,021
      7,500   AVA Allgemeine Handelsgesellschaft
               der Verbraucher AG 1 .........  245,256
      2,000   BERU AG .......................  103,552
     10,512   CE Consumer Electronic AG 1 ...   61,930
     13,000   Ceyoniq AG 1 ..................   40,037
      5,000   Continental AG 1 ..............   72,020
     18,181   Degussa AG 1 ..................  526,901
      4,500   Deutsche Lufthansa AG 1 .......   69,489
      2,000   Deutsche Pfandbriefbank AG 1 ..  131,668
     18,000   Dialog Semiconductor PLC 1 ....   77,859
      2,000   Epcos AG 1 ....................   76,821
     10,000   Escada AG 1 ...................  151,392
      1,000   Fresenius AG 1 ................   60,990
      1,500   Fuchs Petrolub AG 1 ...........   84,749
     12,000   Gerry Weber International AG 1   106,407
      4,000   Hoechst AG 1 ..................  197,243
     14,360   In-Motion AG 1 ................   72,052
     15,000   IVG Holding AG 1 ..............  151,176
      5,000   IWKA AG 1 .....................   64,017
     10,000   K&S AG 1 ......................  202,520
      4,000   Kontron Embedded Computers AG .   38,929
      7,500   Leoni AG 1 ....................  188,484
      2,500   Linde AG 1 ....................  113,652
      4,500   Medion AG 1 ...................  170,317
      3,500   Microlog Logistics AG 1 .......   62,374

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
     12,500   PC-Ware AG 1 ..................$ 100,568
      5,000   Preussag AG 1 .................  142,525
      3,500   Rhoen-Klinikum AG 1 ...........  167,198
     10,000   Salzgitter AG 1 ...............   97,324
      3,000   Sixt AG 1 .....................   40,720
      3,000   Springer (Axel) Verlag AG 1 ...  164,023
      7,500   Stinnes AG 1 ..................  156,691
     14,000   Suedzucker AG 1 ...............  205,894
      7,000   Suess Micro Tec AG 1 ..........  182,277
     40,000   Takkt AG 1 ....................  197,243
     17,500   Viva Media1 ...................  115,058
     25,000   WCM Beteiligungs & Grund AG 1 .  225,359
      6,000   Wella AG 1 ....................  301,055
      5,000   WMF-Wuerttembergische
               Metallwarenfabrik AG 1 .......   68,775
                                             ---------
                                             5,738,812
                                             ---------
              ITALY--7.55%
     20,000   Alleanza Assicurazioni1 .......  193,558
     10,000   Arnoldo Mondadori
                Editore SPA 1 ...............   63,066
     30,000   Autostrade SPA 1 ..............  218,550
     35,000   Banca Nazionale del Lavoro1 ...   71,881
     10,000   Banca Popolare di Verona1 .....  106,554
     50,000   Mediobanca SPA ................  537,184
     20,000   Mediolanum SPA 1 ..............  151,721
     25,000   RAS SPA 1 .....................  292,793
                                             ---------
                                             1,635,307
                                             ---------
              LUXEMBOURG--1.15%
     18,000   Arcelor 1 .....................  249,149
                                             ---------
              NETHERLANDS--2.31%
      3,000   ASML Holding NV 1 .............   61,509
      5,000   Heineken NV ...................  203,688
     15,000   Qiagen NV 1 ...................  235,523
                                             ---------
                                               500,720
                                             ---------
              NORWAY--2.45%
     10,000   Norske Skogindustrier ASA 1 ...  180,544
      7,500   Orkla ASA 1 ...................  128,679
     15,000   Tandberg ASA 1 ................  173,255
      6,000   Tomra Systems ASA 1 ...........   48,444
                                             ---------
                                               530,922
                                             ---------
              SPAIN--2.10%
      7,500   Altadis SA 1 ..................  124,250
      4,000   Banco Popular Espanol SA 1 ....  141,184
     15,000   Terra Networks SA 1 ...........  111,598
      5,000   Union Fenosa SA ...............   76,778
                                             ---------
                                               453,810
                                             ---------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Mid-Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                             VALUE
     ------   --------                             -----
              SWEDEN--3.40%
     15,000   Assa Abloy AB--Class B 1 ......  $ 189,049
     10,000   Electrolux AB--Series B 1 .....    179,501
     10,000   Investor AB Class B Shares 1 ..    107,414
      5,000   Sandvik AB 1 ..................    120,542
     15,000   Skandinaviska Enskilda
                Banken AB 1 .................    140,354
                                               ---------
                                                 736,860
                                               ---------
              SWITZERLAND--0.84%
      2,000   Actelion Ltd.1 ................     90,346
     14,000   Highlight Communications AG 1 .     41,179
      1,000   Kudelski SA 1 .................     51,040
                                               ---------
                                                 182,565
                                               ---------
              UNITED KINGDOM--12.30%
     18,000   Amersham PLC 1 ................    181,665
     15,000   British Sky Broadcasting
                Group PLC 1 .................    152,121
     20,000   Canary Wharf Group PLC 1 ......    128,886
     10,000   Celltech Group PLC 1 ..........     98,165
     11,500   Enterprise Inns PLC ...........    106,149
     60,000   Hilton Group PLC ..............    188,986
      7,636   Imperial Chemical Industries
                PLC Rts 1 ...................     10,247
     12,000   Imperial Chemical Industries
                PLC 1 .......................     48,306
     16,000   Innogy Holdings PLC ...........     57,910
    100,000   Invensys PLC ..................    135,595
     12,000   Man Group PLC .................    175,765
     40,000   Marks & Spencer PLC ...........    212,433
     28,000   MyTravel Group PLC ............     88,193
     15,000   Northern Rock PLC .............    144,282
     50,000   Rentokil Initial PLC ..........    188,386
     15,000   Shire Pharmaceuticals Group
                PLC 1 .......................    110,171
    150,000   Signet Group PLC ..............    227,228
     30,000   Spectris PLC ..................    197,672
     25,000   Wolseley PLC ..................    210,808
                                             -----------
                                               2,662,968
                                             -----------
TOTAL COMMON STOCKS
   (Cost $17,148,517) ....................... 14,445,397
                                             -----------

     SHARES   SECURITY                             VALUE
     ------   --------                             -----
              PREFERRED STOCKS--6.11%
              GERMANY--6.11%
      1,500   Fresenius AG ..................$   104,461
      1,700   Fuchs Petrolub AG .............     98,535
        750   Porsche AG ....................    324,412
      5,000   Rhoen-Klinikum AG--Veraugsakt .    232,712
     22,000   Sixt AG .......................    229,338
      4,000   Wella AG ......................    204,164
     10,000   WMF-Wuerttembergische
               Metallwarenfabrik ............    128,035
                                             -----------
                                               1,321,657
                                             -----------
TOTAL PREFERRED STOCKS
   (Cost $1,552,017) ........................  1,321,657
                                             -----------
TOTAL INVESTMENTS
   (Cost $18,700,534) ............  72.82%   $15,767,054
OTHER ASSETS IN
   EXCESS OF LIABILITIES .........  27.18      5,885,878
                                   ------   ------------
NET ASSETS ....................... 100.00%  $21,652,932
                                   ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
 Abbreviations
 ADR--American Depository Receipt

 SECTOR ALLOCATION
 By Sector as of February 28, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Consumer Discretionary ..................... 24.76%
   Financials ................................. 20.36
   Industrials ................................ 12.30
   Information Technology ..................... 11.53
   Health Care ................................ 10.65
   Materials ..................................  8.39
   Consumer Staples ...........................  8.37
   Energy .....................................  2.17
   Utilities ..................................  1.47
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Japanese Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2002 (Unaudited)

     SHARES   SECURITY                             VALUE
     ------   --------                             -----
              COMMON STOCKS--71.04%
              CONSUMER DISCRETIONARY--15.74%
     12,000   Bridgestone Corp. ...............$ 150,958
      1,500   Fast Retailing Co., Ltd. ........   26,429
      1,500   Fast Retailing Co., Ltd.--New 1 .   26,989
      1,000   Ito-Yokado Co., Ltd. ............   40,091
      7,000   NGK Spark Plug Co., Ltd. ........   61,458
      1,000   Nintendo Co., Ltd.1 .............  147,374
     19,000   Nissan Motors Co., Ltd. .........  123,834
     13,000   Sanyo Electric Co., Ltd. ........   55,418
      7,000   Toyota Motor Corp. ..............  178,730
                                              ----------
                                                 811,281
                                              ----------
              CONSUMER STAPLES--2.18%
      6,000   Kao Corp. .......................  112,658
                                              ----------
              FINANCIALS--7.72%
     10,000   Mitsui Fudosan Co., Ltd. ........   74,209
     15,000   Nomura Holdings, Inc.1 ..........  171,339
      2,000   Orix Corp.1 .....................  152,451
                                              ----------
                                                 397,999
                                              ----------
              HEALTH CARE--4.77%
      4,000   Fujisawa Pharmaceutical
                 Co., Ltd. ....................   83,915
      4,000   Takeda Chemical Industries,
                 Ltd. .........................  162,156
                                              ----------
                                                 246,071
                                              ----------
              INDUSTRIALS--9.72%
      4,000   Fanuc Ltd. ......................  204,263
     10,000   Furkukawa Electric Co.,
                 Ltd. (The) ...................   45,541
      1,000   Konami Sports Corp. .............   19,710
      2,000   Nitto Denko Corp. ...............   53,753
      4,000   Secom Co., Ltd.1 ................  177,685
                                              ----------
                                                 500,952
                                              ----------

     SHARES   SECURITY                             VALUE
     ------   --------                             -----
              INFORMATION TECHNOLOGY--23.68%
      8,000   Canon, Inc. ....................$  280,115
      3,000   Hoya Corp. .....................   197,096
      1,000   Keyence Corp. ..................   183,284
      7,000   NEC Corp. ......................    50,849
          5   Net One Systems Co., Ltd.1 .....    46,661
        800   Nidec Corp. ....................    51,723
      3,000   TDK Corp. ......................   136,175
      1,500   Tokyo Electron Ltd. ............    96,868
      8,000   Trend Micro, Inc.1 .............   177,984
                                              ----------
                                               1,220,755
                                              ----------
              WHOLESALE TRADE
              DURABLE GOODS--1.08%
     15,000   Mitsui Chemicals, Inc. .........    55,881
                                              ----------
              TELECOMMUNICATION
              SERVICES--4.90%
         30   Japan Telecom Co., Ltd. ........    96,756
         15   NTT DoCoMo, Inc. ...............   155,661
                                              ----------
                                                 252,417
                                              ----------
              ELECTRIC, GAS, AND SANITARY
              SERVICE--1.25%
     25,000   Tokyo Gas Co., Ltd. ............    64,392
                                              ----------
TOTAL COMMON STOCKS
   (Cost $3,804,315) ......................... 3,662,406
                                              ----------
TOTAL INVESTMENTS
   (Cost $3,804,315) .............. 71.04%    $3,662,406
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................. 28.96      1,492,874
                                   ------     ----------
NET ASSETS ........................100.00%    $5,155,280
                                   ======     ==========

--------------------------------------------------------------------------------
1 Non-income producing security.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                                                    TOP 50                     EUROPEAN       JAPANESE
                                                      TOP 50        EUROPE         TOP 50       MID-CAP         EQUITY
                                             WORLD PORTFOLIO     PORTFOLIO ASIA PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ---------------   -----------   ------------  ------------   ------------
ASSETS
   Investments, at value 1 ...................  $ 14,081,841  $ 14,696,517   $  7,625,549  $ 15,767,054   $  3,662,406
                                                ------------  ------------   ------------  ------------   ------------
   Cash ......................................     5,142,058     4,285,311      1,055,171     5,955,663      1,575,103
   Receivable for securities sold ............          --         200,164           --         122,677         32,627
   Dividend receivable .......................        15,323        10,489         17,076         4,379          2,001
   Interest receivable .......................         3,279         2,698            923         3,770          1,359
   Deferred organization costs ...............         9,424         9,424          9,857         9,965         10,002
                                                ------------  ------------   ------------  ------------   ------------
Total assets .................................    19,251,925    19,204,603      8,708,576    21,863,508      5,283,498
                                                ------------  ------------   ------------  ------------   ------------
LIABILITIES
   Investment management fees payable ........        14,542        14,699          6,679        14,206          3,308
   Payable for securities purchased ..........       238,701       200,164           --          82,952         32,627
   Payable for shares of beneficial interest
         redeemed ............................        64,530       175,167           --          50,704         31,323
   Organization costs payable ................        10,344        10,344         10,778        10,886         10,922
   Unrealized depreciation on forward foreign
        currency contracts ...................           188          --            4,258            94           --
   Accounting fees payable ...................         3,283         3,282          3,268         3,282          3,283
   Custody fees payable ......................         5,892         3,230          9,605         3,638          4,227
   Administrative agent fees payable .........        18,184        18,194         18,187        18,189         18,191
   Accrued expenses and other ................        19,292        17,974         18,054        26,625         24,337
                                                ------------  ------------   ------------  ------------   ------------
Total liabilities ............................       374,956       443,054         70,829       210,576        128,218
                                                ------------  ------------   ------------  ------------   ------------
NET ASSETS ...................................  $ 18,876,969  $ 18,761,549   $  8,637,747  $ 21,652,932   $  5,155,280
                                                ============  ============   ============  ============   ============
COMPOSITION OF NET ASSETS
   Paid-in capital ...........................  $ 18,765,897  $ 19,173,789   $  7,855,808  $ 24,586,465   $  5,297,224
   Net unrealized appreciation/depreciation on
      investments and foreign currencies .....       111,072      (412,240)       781,939    (2,933,533)      (141,944)
                                                ------------  ------------   ------------  ------------   ------------
NET ASSETS ...................................  $ 18,876,969  $ 18,761,549   $  8,637,747  $ 21,652,932   $  5,155,280
                                                ============  ============   ============  ============   ============

--------------------------------------------------------------------------------
1 Cost of investments: Top 50 World Portfolio $13,970,872, Top 50 Europe
  Portfolio $15,108,724, Top 50 Asia Portfolio $6,839,318, European Mid-Cap Portfolio $18,700,534 and Japanese Equity Portfolio $3,804,315.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      58-59

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                           TOP 50                    EUROPEAN      JAPANESE
                                                             TOP 50        EUROPE         TOP 50      MID-CAP        EQUITY
                                                    WORLD PORTFOLIO     PORTFOLIO ASIA PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                    ---------------   ----------- -------------- ------------    ----------
INVESTMENT INCOME
   Dividend income ...................................  $    85,181   $    39,098   $    73,009   $    66,401   $    23,280
   Less: foreign withholding taxes ...................       (4,306)       (6,256)      (20,764)      (11,902)       (4,656)
                                                        -----------   -----------   -----------   -----------   -----------
     Net dividend income .............................       80,875        32,842        52,245        54,499        18,624
   Interest income ...................................       18,269        16,180         6,492         9,833         7,192
                                                        -----------   -----------   -----------   -----------   -----------
Total investment income ..............................       99,144        49,022        58,737        64,332        25,816
                                                        -----------   -----------   -----------   -----------   -----------
EXPENSES
   Investment management fees ........................      108,777       108,594        61,545        97,476        28,804
   Operations agent fees .............................       30,000        30,000        30,000        30,000        30,000
   Administrative agent fees .........................       25,000        25,000        25,000        25,000        25,000
   Accounting fees ...................................       19,836        19,836        19,836        19,836        19,836
   Custody fees ......................................       23,307        24,795        30,751        27,089        23,153
   Interest expense ..................................           --            --           166           184           154
   Professional fees .................................       20,088        20,170        18,452        19,350        17,101
   Amortization of organization expense ..............        5,951         5,951         5,951         5,951         5,951
   Miscellaneous .....................................        8,292         8,382         8,455         8,532         8,150
                                                        -----------   -----------   -----------   -----------   -----------
Total expenses .......................................      241,251       242,728       200,156       233,418       158,149
                                                        -----------   -----------   -----------   -----------   -----------
EXPENSES IN EXCESS OF INCOME .........................     (142,107)     (193,706)     (141,419)     (169,086)     (132,333)
                                                        -----------   -----------   -----------   -----------   -----------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) on:
     Investment transactions .........................   (2,916,173)   (3,120,279)     (890,601)   (2,145,377)   (1,872,267)
     Foreign currency transactions ...................      (12,138)      (51,922)      228,758         2,530       274,443
     Forward foreign currency transactions ...........       (4,791)      (27,795)      (24,071)      (85,027)      (36,340)
     Net change in unrealized appreciation/
        depreciation on investments
        and foreign currencies .......................    2,679,669       956,884     2,380,458     1,601,019     1,262,626
                                                        -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCIES ...........................     (253,433)   (2,243,112)    1,694,544      (626,855)     (371,538)
                                                        -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $  (395,540)  $(2,436,818)  $ 1,553,125   $  (795,941)  $  (503,871)
                                                        ===========   ===========   ===========   ===========   ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                     60-61

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                         FOR THE SIX        FOR THE     FOR THE SIX       FOR THE      FOR THE SIX        FOR THE
                                        MONTHS ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED     MONTHS ENDED     YEAR ENDED
                                     FEB. 28, 2002 1  AUG. 31, 2001 FEB. 28, 2002 1 AUG. 31, 2001  FEB. 28, 2002 1  AUG. 31, 2001


                                                            TOP 50                        TOP 50                          TOP 50
                                                        WORLD FUND                   EUROPE FUND                       ASIA FUND
                                                   ---------------            ------------------                   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in
     excess of) income ..................$  (142,107)  $   (156,082)  $   (193,706)  $    (103,807) $    (141,419) $       7,024
   Net realized gain (loss) on investment
     and foreign currency transactions .. (2,933,102)    (3,781,819)    (3,199,996)    (3,012,706)      (685,914)     6,444,074
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .................  2,679,669     (8,152,589)       956,884     (6,836,887)     2,380,458    (26,956,605)
                                         -----------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from operations ......................   (395,540)   (12,090,490)    (2,436,818)    (9,953,400)     1,553,125    (20,505,507)
                                         -----------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST
   Proceeds from capital invested .......    891,482     11,999,381      4,990,163     17,715,877      9,053,864     80,713,107
   Value of capital withdrawn ........... (5,852,462)   (11,621,756)    (9,117,375)   (28,830,181)   (16,930,266)  (122,384,533)
                                         -----------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from capital transactions ............ (4,960,980)       377,625     (4,127,212)   (11,114,304)    (7,876,402)   (41,671,426)
                                         -----------   ------------   ------------   ------------   ------------   ------------
TOTAL DECREASE IN NET ASSETS ............ (5,356,520)   (11,712,865)    (6,564,030)   (21,067,704)    (6,323,277)   (62,176,933)
 NET ASSETS
   Beginning of period .................. 24,233,489     35,946,354     25,325,579     46,393,283     14,961,024     77,137,957
                                         -----------   ------------   ------------   ------------   ------------   ------------
   End of period ........................$18,876,969   $ 24,233,489   $ 18,761,549   $ 25,325,579   $  8,637,747   $ 14,961,024
                                         ===========   ============   ============   ============   ============   ============

                                         FOR THE SIX        FOR THE     FOR THE SIX       FOR THE
                                        MONTHS ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED
                                     FEB. 28, 2002 1  AUG. 31, 2001 FEB. 28, 2002 1 AUG. 31, 2001

                                                            EUROPEAN                      JAPANESE
                                                        MID-CAP FUND                   EQUITY FUND
                                                        ------------                   -----------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment (expenses in
     excess of) income ..................$   (169,086) $      34,732  $    (132,333) $    (270,849)
   Net realized gain (loss) on investment
     and foreign currency transactions ..  (2,227,874)   (12,253,423)    (1,634,164)       (75,530)
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .................   1,601,019    (16,518,325)     1,262,626     (5,236,372)
                                         ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from operations ......................    (795,941)   (28,737,016)      (503,871)    (5,582,751)
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST
   Proceeds from capital invested .......   2,837,228    135,056,776      3,428,361     13,743,888
   Value of capital withdrawn ...........  (6,764,841)  (147,576,019)    (6,574,571)   (14,932,032)
                                         ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from capital transactions ............  (3,927,613)   (12,519,243)    (3,146,210)    (1,188,144)
                                         ------------   ------------   ------------   ------------
TOTAL DECREASE IN NET ASSETS ............  (4,723,554)   (41,256,259)    (3,650,081)    (6,770,895)
 NET ASSETS
   Beginning of period ..................  26,376,486     67,632,745      8,805,361     15,576,256
                                         ------------   ------------   ------------   ------------
   End of period ........................$ 21,652,932   $ 26,376,486   $  5,155,280   $  8,805,361
                                         ============   ============   ============   ============

-----------------------------------------
1 Unaudited.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      62-63

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 WORLD PORTFOLIO                                                                            FOR THE PERIOD
                                     FOR THE SIX                                                   OCT. 2, 1997 2
                                    MONTHS ENDED                                                          THROUGH
                                    FEBRUARY 28,                   FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                         2002 1             2001             2000            1999            1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................$18,877          $24,233          $35,946         $23,401          $9,801
   Ratios to average net assets:
     Expenses in excess of income ......  (1.31)%4         (0.52)%          (0.78)%         (1.49)%         (1.75)%4
     Expenses after interest
        expense3 .......................   2.22%4           1.86%            1.84%           2.98%           3.75%4
     Expenses before interest
        expense ........................   2.22%4           1.86%            1.83%           2.98%           3.75%4
   Portfolio turnover rate .............     21%              67%             101%             79%            125%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 For the period ended August 31, 1998 and the year ended 1999, interest expense rounded to less than 0.01%. For the year ended August 31, 2001 and the six months ended February 28, 2002, the Portfolio incurred no interest expense.
4 Annualized.

 TOP 50 EUROPE PORTFOLIO                                                                           FOR THE PERIOD
                                     FOR THE SIX                                                   OCT. 2, 1997 2
                                    MONTHS ENDED                                                          THROUGH
                                    FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,       AUGUST 31,
                                         2002 1            2001             2000            1999             1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................... $18,762         $25,326          $46,393         $32,551         $18,782
   Ratios to average net assets:
     Expenses in excess of income .....   (2.91)%4        (0.31)%          (0.30)%         (0.52)%         (1.49)%4
     Expenses after interest
        expense3 ......................    3.64%4          1.77%            1.68%           2.09%           3.49%4
     Expenses before interest
        expense .......................    3.64%4          1.77%            1.68%           2.09%           3.49%4
   Portfolio turnover rate ............      32%             62%              65%             61%             27%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 For the period ended August 31, 1998 and the year ended 1999, interest expense rounded to less than 0.01%. For the years ended August 31, 2000 and August 31, 2001 and the six months ended February 28, 2002, the Portfolio incurred no interest expense.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 TOP 50 ASIA PORTFOLIO                                                                            FOR THE PERIOD
                                     FOR THE SIX                                                 OCT. 14, 1997 2
                                    MONTHS ENDED                                                         THROUGH
                                    FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                         2002 1            2001             2000           1999             1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................... $8,638         $14,961          $77,138         $70,132         $17,948
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ..............  (2.31)%4         0.02%           (0.35)%         (0.50)%         (0.15)%4
     Expenses after interest
        expense3 .......................   3.25%4          1.69%            1.37%           1.81%           2.19%4
     Expenses before interest
        expense ........................   3.25%4          1.67%            1.36%           1.80%           2.19%4
   Portfolio turnover rate .............      9%             38%              48%             51%             54%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 For the periods ended August 31, 1998 and February 28, 2002, interest expense rounded to less than 0.01%.
4 Annualized.

 EUROPEAN MID-CAP PORTFOLIO                                                                       FOR THE PERIOD
                                     FOR THE SIX                                                 OCT. 17, 1997 2
                                    MONTHS ENDED                                                         THROUGH
                                    FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                         2002 1            2001             2000            1999            1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................... $21,653         $26,376          $67,633         $28,831         $11,606
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .............   (1.47)%4         0.07%           (0.67)%         (1.18)%         (8.36)%4
     Expenses after interest
        expense3 ......................    2.04%4          1.43%            1.43%           2.37%           9.77%4
     Expenses before interest
        expense .......................    2.03%4          1.43%            1.40%           2.34%           9.77%4
   Portfolio turnover rate ............      12%             62%              72%             89%             82%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 For the period ended August 31, 1998 and the year ended August 31, 2001 the
  Portfolio incurred no interest expense.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 JAPANESE EQUITY PORTFOLIO                                                                        FOR THE PERIOD
                                     FOR THE SIX                                                 OCT. 20, 1997 2
                                    MONTHS ENDED                                                         THROUGH
                                    FEBRUARY 28,                  FOR THE YEARS ENDED AUGUST 31,      AUGUST 31,
                                         2002 1             2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................... $5,155          $8,805          $15,576         $20,900          $1,649
   Ratios to average net assets:
     Expenses in excess of income ......  (3.91)%4        (2.37)%          (1.74)%         (5.22)%        (14.46)%4
     Expenses after interest
        expense3 .......................   4.67%4          3.09%            2.18%           5.75%          15.44%3,4
     Expenses before interest
        expense ........................   4.66%4          3.08%            2.16%           5.72%          15.44%4
   Portfolio turnover rate .............    138%            119%             120%            133%             95%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 For the period ended August 31, 1998, the Portfolio incurred no interest expense.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Deutsche Investors Portfolios Trust (the 'Company') (formerly Flag Investors Portfolios Trust) is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as an open-end management investment company. The Company is organized as a business trust under the laws of the state of New York.

Details concerning each Portfolio's investments objectives and policies and the risk factors associated with the Portfolios' investments are described in each Fund's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
Each Portfolio values its investments at market value.

When valuing listed equity securities, each Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, each Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, each Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Portfolios may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolios value their investments. After consideration of various factors, the Portfolios may value the securities at their last reported price or at fair value. On February 28, 2002 there were no fair valued securities.

C. SECURITIES TRANSACTION AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Estimated expenses are also accrued daily.

Each Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. FEDERAL INCOME TAXES
Each Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. CASH
Cash includes deposits held at each Portfolio's custodian in a variable rate account at the applicable interest rate.

F. FOREIGN CURRENCY TRANSLATION
Each Portfolio maintains its accounting records in US dollars. The Portfolios determine the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Portfolios use the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Portfolios use the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on each Portfolio's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Portfolio's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Portfolios do not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. FORWARD FOREIGN CURRENCY CONTRACTS
Each Portfolio may use forward foreign currency contracts to manage foreign exchange rate risk. Each Portfolio may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Portfolios may also use forward foreign currency contracts to enhance its performance.

The Portfolios determine the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

H. FUTURES CONTRACTS
Each Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, a Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

When a Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios were paid initially by Deutsche Funds Management, Inc. ('DFM'), an indirect wholly owned subsidiary of Deutsche Bank AG. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios.

J. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTION
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios. Each Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of: 1.00% for Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio and 0.85% for European Mid-Cap Portfolio and Japanese Equity Portfolio.

DWS International Portfolio Management GmbH is the Sub-Advisor for each Portfolio. The Sub-Advisor is also an indirect, wholly owned subsidiary of Deutsche Bank AG. The Sub-Advisor is paid by the Advisor.

ICCC is the Operations Agent and Administrator for each of the Portfolios. Each Portfolio pays the Operations Agent an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.035%, subject to a minimum annual fee of $60,000. Each Portfolio pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.025% of 1% on the first $200 million, 0.02% of 1% on the next $800 million and 0.01% of 1% on the amount in excess of $1 billion, subject to a minimum annual fee of $50,000.

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

For the six months ended February 28, 2002, affiliates of Deutsche Bank AG received brokerage commissions from the Portfolios as a result of executing agency transactions in portfolio securities as follows:

Top 50 World                                  $14,409
Top 50 Europe                                 $13,220
Top 50 Asia                                        --
European Mid-Cap                              $10,564
Japanese Equity                                    --

Certain officers and directors of the Portfolios are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended February 28, 2002, were as follows:

Fund                       Purchases             Sales
----                       ---------             -----
Top 50 World              $3,866,395       $10,520,079
Top 50 Europe              6,070,016        12,294,778
Top 50 Asia                  993,907         8,982,915
European Mid-Cap           2,434,397        11,642,458
Japanese Equity            7,370,274        10,643,945

For federal income tax purposes, the tax basis of investments held, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all investments were as follows:

                      Cost of   Unrealized    Unrealized
Fund              Investments Appreciation  Depreciation
----              ----------- ------------  ------------
Top 50 World      $13,970,872   $1,598,042    $1,487,073
Top 50 Europe      15,108,724    1,354,802     1,767,042
Top 50 Asia         6,839,318    2,053,987     1,272,048
European Mid-Cap   18,700,534    2,171,916     5,105,396
Japanese Equity     3,804,315      183,190       325,099

NOTE 4--LINE OF CREDIT
Each Portfolio participated with other affiliated entities in an unsecured revolving credit facility with Investors Bank and Trust Company ('IBT') in the lesser of $15,000,000 or 33% of the assets of any single Portfolio, which expired December 31, 2001. A commitment fee was apportioned among the participants based on their relative net assets. Beginning January 1, 2002, the Portfolios no longer participate in any revolving credit facility.

The following is a summary of borrowings made during the four months ended December 31, 2001:

                                                Weighted
                  Maximum     Average            Average
                   Amount     BalanceInterest   Interest
Fund             Borrowed Outstanding    Paid       Rate
----             -------- ----------- -------- ---------
Top 50 World          $--         $--      $--        --
Top 50 Europe          --          --       --        --
Top 50 Asia     2,049,842   1,087,274      166      2.79%
European Mid-Cap  591,792     588,418      184      2.28%
Japanese Equity   257,756     181,740      154      2.58%

--------------------------------------------------------------------------------

Deutsche Investors Portfolios Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolios had the following open contracts at February 28, 2002:

TOP 50 WORLD
                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                      In Exchange For  Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------------
British Pound          26,283      US Dollar      $37,309            3/1/02             $37,121              $(188)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales               (188)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Net Unrealized Depreciation              $(188)
---------------------------------------------------------------------------------------------------------------------------

TOP 50 ASIA PORTFOLIO
                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                      In Exchange For  Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen      200,000,000      US Dollar   $1,491,091           3/28/02          $1,495,349            $(4,258)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales             (4,258)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Net Unrealized Depreciation            $(4,258)
---------------------------------------------------------------------------------------------------------------------------

EUROPEAN MID-CAP PORTFOLIO
                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract     (Depreciation)
Contracts to Deliver                      In Exchange For  Settlement Date          Value (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------------
Euro                   45,920      US Dollar      $39,624           3/04/02             $39,718               $(94)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales                (94)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Net Unrealized Depreciation               $(94)
---------------------------------------------------------------------------------------------------------------------------

NOTE 6--SIGNIFICANT EVENTS
On December 19, 2001, the Board of Trustees approved closing the Portfolios to investors, effective as of December 20, 2001. The Portfolios are scheduled to be liquidated in the summer of 2002.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Top 50 World Fund
   Class A Shares                                    CUSIP #251555645
   Class B Shares                                    CUSIP #251555637
   Class C Shares                                    CUSIP #251555629
Top 50 Europe Fund
   Class A Shares                                    CUSIP #251555710
   Class B Shares                                    CUSIP #251555694
   Class C Shares                                    CUSIP #251555686
Top 50 Asia Fund
   Class A Shares                                    CUSIP #251555744
   Class B Shares                                    CUSIP #251555736
   Class C Shares                                    CUSIP #251555728
European Mid-Cap Fund
   Class A Shares                                    CUSIP #251555819
   Class B Shares                                    CUSIP #251555793
   Class C Shares                                    CUSIP #251555785
Japanese Equity Fund
   Class A Shares                                    CUSIP #251555777
   Class B Shares                                    CUSIP #251555769
   Class C Shares                                    CUSIP #251555751
                                                     BDDWSSA (2/02)
                                                     Printed 4/02
Distributed by:
ICC Distributors, Inc.